                       MFS(R) EMERGING MARKETS EQUITY FUND


   SUPPLEMENT DATED OCTOBER 1, 2003, AS AMENDED APRIL 1, 2004, TO THE CURRENT
                                   PROSPECTUS

This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated October 1, 2003, as amended April 1, 2004. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.


You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.

1.   RISK RETURN SUMMARY

     Performance Table. The "Performance Table" is intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. PLEASE NOTE THAT YOU WILL FIND PERFORMANCE RETURNS, AFTER THE DEDUCTION OF CERTAIN TAXES, FOR CLASS A SHARES OF THE FUND, TOGETHER WITH RETURNS OF ONE OR MORE BROAD MEASURES OF MARKET PERFORMANCE, IN THE PERFORMANCE TABLE OF THE PROSPECTUS. The table is supplemented as follows:


     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2003):



                                      1 YEAR         5 YEARS         LIFE#
                                      ------         -------         -----
       Class I shares                 52.86%         10.58%           4.03%


----------
# The fund commenced investment operations on October 24, 1995 with the offering of class A and class B shares, and subsequently offered class I shares on January 2, 1997. Performance for class I shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to reflect that class I shares bear no sales charges, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in lower performance then class I shares would have experienced had they been offered for the entire period.

2.   EXPENSE SUMMARY

     EXPENSE TABLE. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:


                                                                                          CLASS I
                                                                                          -------
        Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
          of offering price)                                                               None
        Maximum Deferred Sales Charge (Load) (as a percentage of original purchase
          price or redemption proceeds, whichever is less)                                 None
        Maximum Redemption Fee (as a percentage of amount
          redeemed), if applicable (##)                                                   2.00%


ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):

        Management Fees                                                    1.05%
        Distribution and Service (12b-1) Fees                              None
        Other Expenses(1)                                                  0.74%
                                                                           ----
        Total Annual Fund Operating Expenses(1)                            1.79%
                                                                           ----

----------

## A redemption fee of 2.00% may be charged on proceeds from redemptions and exchanges made within 30 calendar days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Shares - Other Considerations - Redemption Fee" in the fund's prospectus.

(1) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. Any such reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would have been lower.

     EXAMPLE OF EXPENSES

     The "Example of Expenses" table is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The table is supplemented as follows:


                      SHARE CLASS         YEAR 1         YEAR 3        YEAR 5       YEAR 10
                      -----------         ------         ------        ------       -------
           Class I Shares                 $  182         $  563        $  970       $ 2,105


3.   DESCRIPTION OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible investors may purchase class I shares:

     - certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates;

     - any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds;

     -  any retirement plan, endowment or foundation which:

        - has, at the time of purchase of class I shares, aggregate assets of at least $100 million, and

        - invests at least $10 million in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount).

     MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time, and may make other exceptions in its sole discretion from time to time;

     - bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least $100,000 in class I shares of the fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds. MFD may accept purchases that do not meet these dollar qualification requirements if it believes, in its sole discretion, that these requirements will be met within a reasonable period of time. Additional investments may be made in any amount; and

     - certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.

In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above.

4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

5.   FINANCIAL HIGHLIGHTS

The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:

FOR YEARS ENDED 5/31

CLASS I                                                       2003          2002          2001          2000          1999
                                                           ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                       $    15.50    $    14.32    $    15.55    $    13.88    $    16.11
                                                           ----------
INCOME FROM INVESTMENT OPERATIONS#**
    Net investment income (loss)*                          $     0.25    $     0.17    $     0.15    $    (0.07)   $     0.11
    Net realized and unrealized gain (loss) on
      investments and foreign currency                          (1.70)         1.01         (1.38)         1.74         (2.25)
                                                           ----------    ----------    ----------    ----------    ----------
Total from investment operations                           $    (1.45)   $     1.18    $    (1.23)   $     1.67    $    (2.14)
                                                           ----------    ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
    In excess of net realized gain on investments and
      foreign currency transactions                        $       --    $       --    $       --    $       --    $    (0.09)
                                                           ----------    ----------    ----------    ----------    ----------
Total distributions declared to shareholders               $       --    $       --    $       --    $       --    $    (0.09)
                                                           ----------    ----------    ----------    ----------    ----------
Net asset value - end of period                            $    14.05    $    15.50    $    14.32    $    15.55    $    13.88
                                                           ----------    ----------    ----------    ----------    ----------
Total return                                                    (9.42)         8.24         (7.91)        12.03        (13.09)
RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA*
Expenses##                                                       1.79          1.84          1.74          1.74          1.96
Net investment income (loss)**                                   1.93          1.23          1.02         (0.43)         0.88
Portfolio turnover                                                214           189           154           161           108
Net assets at end of period (000 Omitted)                  $   12,317    $    2,590    $      887    $      865    $      540

* Effective July 1, 1999, the investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income (loss) per share and the ratios would have been:

    Net investment income (loss)                           $     0.22    $     0.14    $     0.12    $    (0.09)   $       --
    RATIOS (TO AVERAGE NET ASSETS):
    Expenses (%)##                                               1.99          2.04          1.92          1.88            --
    Net investment income (loss) (%)                             1.73          1.03          0.84         (0.57)           --

----------
#      Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain offset arrangements.
** As required, effective June 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended May 31, 2002, was to decrease net investment income per share, and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share, ratios and supplemental data for the periods prior to June 1, 2001, have not been restated to reflect this change in presentation.


    THE DATE OF THIS SUPPLEMENT IS OCTOBER 1, 2003, AS AMENDED APRIL 1, 2004.

Class A Shares
Class B Shares
Class C Shares


MFS(R) EMERGING MARKETS EQUITY FUND                                      10/1/03
                                                               AS AMENDED 4/1/04


This Prospectus describes the MFS(R) Emerging Markets Equity Fund. The investment objective of the fund is capital appreciation.


TABLE OF CONTENTS


RISK RETURN SUMMARY                                   1

EXPENSE SUMMARY                                       7

CERTAIN INVESTMENT STRATEGIES AND RISKS               9

MANAGEMENT OF THE FUND                               10

DESCRIPTION OF SHARE CLASSES                         11

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES          14

INVESTOR SERVICES AND PROGRAMS                       22

OTHER INFORMATION                                    24

FINANCIAL HIGHLIGHTS                                 27

APPENDIX A-INVESTMENT TECHNIQUES AND PRACTICES      A-1


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

  I    RISK RETURN SUMMARY

-  INVESTMENT OBJECTIVE

   The fund's investment objective is capital appreciation. The fund's objective may be changed without shareholder approval.

-  PRINCIPAL INVESTMENT POLICIES

   The fund invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging market issuers. Emerging market issuers are issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined to have an emerging market economy, taking into account a number of factors, including whether the country has a low-to-middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. These countries include those located in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily Eastern Europe. While the fund may invest up to 50% of its assets in issuers located in a single country, the fund generally expects to have no more than 25% of its assets invested in issuers located in any one country. The fund's investments may include securities traded in the over-the-counter markets.

   Massachusetts Financial Services Company (referred to as MFS or the adviser) uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis performed by the fund's portfolio manager and MFS' large group of equity research analysts.

   The fund has engaged and may engage in active and frequent trading to achieve its investment objective.

-  PRINCIPAL RISKS OF AN INVESTMENT

   The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

   The principal risks of investing in the fund are:

   - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

   - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

   - MARKET RISK: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

   - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The fund's investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

   - CONCENTRATION RISK: The fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

   - OVER-THE-COUNTER RISK: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty buying and selling these stocks at prevailing market prices.

   - ACTIVE OR FREQUENT TRADING RISK: The fund has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains, as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an IRA account). Frequent trading also increases transaction costs, which could detract from the fund's performance.

   - As with any mutual fund, you could lose money on your investment in the fund.

   AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-  BAR CHART AND PERFORMANCE TABLE

   The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows

   - how the fund's performance over time compares with that of one or more broad measures of market performance, and

   - for class B shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

   The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

   BAR CHART

   The bar chart shows changes in the annual total returns of the fund's class B shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class B returns shown in the bar chart, depending upon the expenses of those classes.

[CHART]

1996         7.23%
1997        10.29%
1998       (33.35%)
1999        46.88%
2000       (24.51%)
2001        (2.97%)
2002        (3.37%)
2003        51.33%


   During the period shown in the bar chart, the highest quarterly return was 30.68% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (25.36)% (for the calendar quarter ended September 30, 1998).


   PERFORMANCE TABLE


   This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable) and the reinvestment of distributions. In addition, for class B shares, this table shows class B average annual total returns:


   - after the deduction of taxes on distributions made on class B shares, such as capital gains and income distributions ("Class B Shares' Return After Taxes on Distributions"); and

   - after the deduction of taxes on both distributions made on class B shares and redemption of class B shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class B Shares' Return After Taxes on Distributions and Sale of Class B Shares").

   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDED DECEMBER 31, 2003)



                                                                             1 YEAR     5 YEARS     LIFE*
   RETURNS BEFORE TAXES
    Class A shares, With Initial
      Sales Charge (5.75%)                                                    43.28%      8.74%      2.84%
    Class C shares, With CDSC (1% for
      First Year From the End of the
      Calendar Month of Purchase)                                             50.29%      9.45%      3.09%
    Class B shares, With CDSC (Declining
      Over Six Years From the End of the
      Calendar Month of Purchase from
      4% to 0%)                                                               47.33%      9.21%      3.06%

   RETURNS AFTER TAXES (CLASS B SHARES ONLY)
    Class B Shares' Return After Taxes on
      Distributions, With CDSC (Declining
      Over Six Years From the End of the
      Calendar Month of Purchase from
      4% to 0%)                                                               47.24%      9.19%      2.94%
    Class B Shares' Returns After Taxes on
      Distributions and Sale of Class B Shares,
      With CDSC (Declining Over Six Years
      From the End of the Calendar Month
      of Purchase from 4% to 0%)                                              30.89%      8.01%      2.57%

   INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
    Morgan Stanley Capital International (MSCI)
      Emerging Markets Free (EMF) Index+**                                    56.28%     10.62%      2.14%
    Lipper Emerging Markets Fund Average++                                    56.96%     11.02%      2.80%


----------

     * Life refers to the period from the commencement of the fund's investment operations on October 24, 1995, through December 31, 2003. Index and Lipper averages are from November 1, 1995.

     +    Source: Standard & Poor's Micropal, Inc.
     **   MSCI EMF Index measures the performance of emerging market stocks.
     ++ The Lipper Emerging Markets Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in the Lipper Emerging Markets Fund category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

   All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


   The fund commenced investment operations on October 24, 1995 with the offering of class A and class B shares and subsequently offered class C shares on June 27, 1996. Performance for class C shares includes the performance of the fund's class B shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Class C share performance generally would have been approximately the same as class B share performance had class C shares been offered for the entire period because the operating expenses attributable to class C and class B are approximately the same.

   Prior to November 30, 1999, Foreign & Colonial Management Ltd. ("FCM") and its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), managed certain assets of the fund. MFS assumed all portfolio management responsibilities from FCM and FCEM for the fund on November 30, 1999. Performance information for periods prior to November 30, 1999 reflects this former sub-investment advisory relationship.

  II   EXPENSE SUMMARY

-  EXPENSE TABLE

   This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.


                                                                                    CLASS A      CLASS B      CLASS C
   SHAREHOLDER FEES (fees paid directly from your investment):

   Maximum Sales Charge (Load) Imposed on
   Purchases (as a percentage of offering price)                                        5.75%        0.00%        0.00%

   Maximum Deferred Sales Charge (Load)
   (as a percentage of original purchase price or
   redemption proceeds, whichever is less)                                         See Below(#)      4.00%        1.00%

   Maximum Redemption Fee (as a percentage
   of amount redeemed), if applicable(##)                                               2.00%        2.00%        2.00%

   ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):

   Management Fees                                                                      1.05%        1.05%        1.05%

   Distribution and Service (12b-1) Fees(1)                                             0.35%        1.00%        1.00%

   Other Expenses(2)                                                                    0.74%        0.74%        0.74%

   Total Annual Fund Operating Expenses(2)                                              2.14%        2.79%        2.79%


----------

   (#) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months (CDSC will age one month on the last day of the month of purchase and each subsequent month).
   (##) A redemption fee of 2.00% may be charged on proceeds from redemptions and exchanges made within 30 calendar days after acquiring fund shares. The redemption fee will apply to class B shares with respect to purchases made on or after July 1, 2004. See "How to Purchase, Exchange and Redeem Shares -- Other Considerations -- Redemption Fee" below.
   (1) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser (referred to as distribution and service fees). The maximum distribution and service fees under the plan are: 0.35% annually for class A; and 1.00% annually for each of class B and class C shares.
   (2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Any such fee reductions are not reflected in the table.

-  EXAMPLE OF EXPENSES

   THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

   The examples assume that:

   - You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

   - Your investment has a 5% return each year and dividends and other distributions are reinvested; and


   -    The fund's operating expenses remain the same.


   Although your actual costs may be higher or lower, under these assumptions your costs would be:


   SHARE CLASS                                YEAR 1      YEAR 3      YEAR 5     YEAR 10
   --------------------------------------------------------------------------------------
   Class A shares                           $     780   $   1,206   $   1,658   $   2,905
   Class B shares(1)
     Assuming redemption at end of period   $     682   $   1,165   $   1,674   $   2,964
     Assuming no redemption                 $     282   $     865   $   1,474   $   2,964
   Class C shares
     Assuming redemption at end of period   $     382   $     865   $   1,474   $   3,119
     Assuming no redemption                 $     282   $     865   $   1,474   $   3,119


----------
   (1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

  III  CERTAIN INVESTMENT STRATEGIES AND RISKS

-  FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

   The fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the fund may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

-  TEMPORARY DEFENSIVE POLICIES

   In addition, the fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the fund invests defensively, it may not be able to pursue its investment objective. The fund's defensive investment position may not be effective in protecting its value.


-  ACTIVE AND FREQUENT TRADING

   The fund has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an IRA account). Frequent trading also increases transaction costs, which could detract from the fund's performance.

  IV   MANAGEMENT OF THE FUND

-  INVESTMENT ADVISER


   Massachusetts Financial Services Company (referred to as MFS or the adviser) is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $140.3 billion as of December 31, 2003. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

   MFS provides investment management and related administrative services and facilities to the fund, including portfolio management and trade execution.

   For the fiscal year ended May 31, 2003, the fund paid MFS an effective management fee rate equal to 1.05% of the fund's average daily net assets.

   Before January 1, 2004, the management fee paid by the fund to MFS was (based on average daily net assets) 1.25%, and MFS had agreed to reduce its management fee to (based on average daily net assets): 1.05% of the first $500 million; and 1.00% thereafter.

   Effective January 1, 2004, the Investment Advisory Agreement between MFS Series Trust X, on behalf of the fund, and MFS, was amended to reduce the management fee to an annual rate of 1.05% on assets up to $500 million and 1.00% on assets in excess of $500 million.

   Prior to November 30, 1999, Foreign & Colonial Management Ltd. ("FCM") and its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), managed certain assets of the fund. MFS assumed all portfolio management responsibilities from FCM and FCEM for the fund on November 30, 1999. Performance information for periods prior to November 30, 1999 reflects this former sub-investment advisory relationship.


-  PORTFOLIO MANAGER


   The fund is managed by Nicholas Smithie. Mr. Smithie, a Vice President of MFS, has been employed in the investment management area of MFS since 1998, and became portfolio manager of the fund in August 2002.


-  ADMINISTRATOR

   MFS provides the fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the fund for a portion of the costs it incurs in providing these services.

-  DISTRIBUTOR

   MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

-  SHAREHOLDER SERVICING AGENT

   MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the fund, for which it receives compensation from the fund.

  V    DESCRIPTION OF SHARE CLASSES

   The fund offers class A, B and C shares through this prospectus. The fund also offers an additional class of shares, class I shares, which are made available through a separate prospectus supplement provided to investors eligible to purchase them.

-  SALES CHARGES


   You may be subject to an initial sales charge when you purchase, or a CDSC when you redeem, class A, B or C shares. These sales charges are described below. In certain circumstances, these sales charges are reduced or waived. These circumstances are described in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

   If you purchase your fund shares through a financial adviser (the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and Rule 12b-1 distribution and service fees, or otherwise from MFS or MFD. See the SAI for details.


-  CLASS A SHARES


   You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price), but in some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within 12 months (CDSC will age one month on the last day of the month of purchase and each subsequent month). Class A shares have annual distribution and service fees up to a maximum of 0.35% of net assets annually.


   PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:


                                         SALES CHARGE* AS PERCENTAGE OF:
                                       ----------------------------------
                                           OFFERING          NET AMOUNT
      AMOUNT OF PURCHASE                    PRICE             INVESTED
   Less than $50,000                              5.75%              6.10%
   $50,000 but less than $100,000                 4.75%              4.99%
   $100,000 but less than $250,000                4.00%              4.17%
   $250,000 but less than $500,000                2.95%              3.04%
   $500,000 but less than $1,000,000              2.20%              2.25%
   $1,000,000 or more                             None**             None**


----------
   * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
   **   A 1% CDSC will apply to such purchases, as discussed below.

   PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase (CDSC will age one month on the last day of the month of purchase and each subsequent month).


-  CLASS B SHARES

   You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years from the end of the calendar month of purchase, you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.

   The CDSC is imposed according to the following schedule:

                                                          CONTINGENT DEFERRED
    YEAR OF REDEMPTION AFTER PURCHASES                       SALES CHARGE
   --------------------------------------------------------------------------
    First                                                         4%
    Second                                                        4%
    Third                                                         3%
    Fourth                                                        3%
    Fifth                                                         2%
    Sixth                                                         1%
    Seventh and following                                         0%

   If you hold class B shares for approximately eight years, they will convert to class A shares of the fund. All class B shares you purchased through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B shares in your account convert to class A shares, a proportionate number of the class B shares in the sub-account will also convert to class A shares.

-  CLASS C SHARES

   You may purchase class C shares at net asset value without an initial sales charge, but if you redeem your shares within the first year from the end of the calendar month of purchase, you may be subject to a CDSC of 1.00%. Class C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C shares do not convert to any other class of shares of the fund.

-  CALCULATION OF CDSC

   As discussed above, certain investments in class A, B and C shares will be subject to a CDSC. Two different aging schedules apply to the calculation of the CDSC:

   - Purchases of class A shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

   - Purchases of class B and C shares made on any day during a calendar month will age one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

   No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

   The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

-  DISTRIBUTION AND SERVICE FEES


   The fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of each class of shares, and the services provided to you by your financial adviser. These annual distribution and service fees may equal up to: 0.35% for class A shares (0.10% distribution fee and 0.25% service fee); and 1.00% for each of class B and class C shares (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges.

-  FINANCIAL ADVISER SUPPORT PAYMENTS

   The financial adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution and service fees described above. In addition, MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to certain financial advisers who support the sale of fund shares in recognition of their marketing, transaction processing and/or administrative services support. This compensation is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus.

   MFD may make payments to key financial advisers who provide marketing support. In the case of any one financial adviser, marketing support payments, with certain limited exceptions, will not exceed the sum of 0.10% of that financial adviser's total sales of MFS' retail mutual funds, and 0.05% of the total assets of these funds attributable to that financial adviser, on an annual basis. In addition, financial advisers may offer MFS fund shares through specialized programs such as tax deferred retirement programs or qualified tuition programs. MFD may pay a portion of the administrative and marketing costs of a financial adviser relating to these programs. Payments for these arrangements may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to financial advisers.

   You can find further details in the SAI about the payments made by MFD and the services provided by your financial adviser. In addition, you can ask your financial adviser for information about any payments it receives from MFD and any services provided.

  VI   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

   You may purchase, exchange and redeem class A, B and C shares of the fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described in the next section under the caption "Investor Services and Programs."

-  HOW TO PURCHASE SHARES

   INITIAL PURCHASE. You can establish an account by having your financial adviser process your purchase. The minimum initial investment is generally $1,000, except for IRAs, for which the minimum initial investment is $250 per account. In the following circumstances, the minimum initial investment is only $50 per account:

   -    if you establish an automatic investment plan;

   -    if you establish an automatic exchange plan; or

   -    if you establish an account under either:

          - tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

          -    employer sponsored investment programs.


      You may not invest $1,000,000 or more in class C shares per transaction. Class C shares are not available for purchase by any retirement plan qualified under Section 401(a) or 403(b) of the Internal Revenue Code if the plan or its sponsor subscribes to certain recordkeeping services made available by MFSC, such as the MFS Corporate Plan Services 401(k) Plan.


   ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:

   -    send a check with the returnable portion of your statement;

   -    ask your financial adviser to purchase shares on your behalf;

   - wire additional investments through your bank (call MFSC first for instructions); or

   - authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $100,000). You must elect this privilege on your account application if you wish to use it.


   VERIFICATION OF IDENTITY. The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provided is correct. The fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed. Any applicable CDSC and/or redemption fee will be assessed.

-  HOW TO EXCHANGE SHARES


   EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial adviser process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC or redemption fee (if applicable), depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.


   Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges. In addition, class A and I shares may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of this fund's shares as disclosed in its prospectus).


   Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. In addition, the fund may impose a 2.00% redemption fee on exchanges made within 30 calendar days after acquiring fund shares. These limitations are described below under the caption "How to Purchase, Exchange and Redeem Shares -- Other Considerations." You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.


-  HOW TO REDEEM SHARES

   You may redeem your shares either by having your financial adviser process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).


   Under unusual circumstances such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. In addition, the fund may impose a 2.00% redemption fee on redemptions made within 30 calendar days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Fund Shares -- Other Considerations -- Redemption Fee" below.

   REDEEMING DIRECTLY THROUGH MFSC


   - BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account. MFSC will request personal or other information from you and will generally record the calls. You must elect this privilege on your account application if you wish to use telephone redemptions. If you have elected this privilege, you will be responsible for losses that result from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify your identity.


   - BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.

   - ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account by contacting MFSC via the Internet (MFS Access). You must elect this privilege on your account application and establish a personal identification number
        (PIN) on MFS Access to use this service.

   REDEEMING THROUGH YOUR FINANCIAL ADVISER. You can call your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

   SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, the fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements.

-  OTHER CONSIDERATIONS


   RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. The MFS funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial adviser. In the event that the MFS funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset value at the conclusion of the delay period.

   EXCHANGE LIMITATION POLICIES. The MFS funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

   LIMITATIONS ON EXCHANGE ACTIVITY. The MFS funds, through their agents, undertake to use their best efforts to exercise the funds' rights to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes

   - three exchanges (each exceeding $10,000 in value) out of an account in an MFS fund with a principal investment policy of investing in global, international, high yield bond or municipal bond securities, or

   - six exchanges (each exceeding $10,000 in value) out of any other MFS fund account,

   during a calendar year. These exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These exchange limits are subject to the MFS funds' ability to monitor exchange activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in multiple accounts under common ownership, control or influence.

   LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial advisers and cannot always know or reasonably detect excessive trading which may be facilitated by these financial advisers or by the use of omnibus account arrangements offered by these financial advisers to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial advisers such as brokers, retirement plans and variable insurance products. These arrangements often permit the financial adviser to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular shareholder(s) is not known to a fund.

   EXCESSIVE TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

   In addition, to the extent that the fund significantly invests in foreign securities traded on markets which may close prior to when the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the fund's valuation time. To the extent that the fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

   To the extent that the fund significantly invests in high yield bonds (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds which invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

   REDEMPTION FEE. The MFS international and global funds identified below charge a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

          MFS Emerging Markets Debt Fund
          MFS Emerging Markets Equity Fund
          MFS Global Equity Fund
          MFS Global Growth Fund
          MFS Global Total Return Fund
          MFS International Growth Fund
          MFS International Value Fund
          MFS International New Discovery Fund
          MFS Research International Fund

   For purchases made on or after May 3, 2004, the MFS high yield funds identified below will charge a 2% redemption fee (which will be retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

          MFS High Income Fund
          MFS Municipal High Income Fund
          MFS High Yield Opportunities Fund

   For purchases made on or after July 1, 2004 , the MFS small and mid-cap funds identified below will charge a 2% redemption fee (which will be retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

          MFS New Discovery Fund
          MFS New Endeavor Fund
          MFS Mid Cap Growth Fund
          MFS Mid Cap Value Fund

   For purchases made on or after July 1, 2004 , all remaining funds in the MFS Family of Funds, except for the MFS Cash Reserve Fund, MFS Money Market Fund and MFS Government Money Market Fund, will charge a 2% redemption fee (which will be retained by the fund) on proceeds from shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange).

   For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.

   UNTIL JULY 1, 2004, THE FUNDS' REDEMPTION FEE WILL NOT BE CHARGED ON THE FOLLOWING REDEMPTION TRANSACTIONS:

   1. redemptions of shares by omnibus accounts maintained by financial advisers, unless the funds have been informed that the account has the systematic capability of assessing the redemption fee at the participant or individual account level;

   2. redemptions of shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") and nonqualified plans), unless the plan has the systematic capability of assessing the redemption fee at the participant or individual account level;

   3. redemptions representing shares purchased, exchanged or redeemed by means of certain automated or pre-established purchase plans (including employer or payroll deduction plans), exchange plans or withdrawal plans and shares redeemed by the MFS Asset Allocation funds as part of their allocation and rebalancing program;

   4. redemptions requested within the redemption fee period following the shareholder's death;

   5. redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions;

   6. redemptions representing shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

   7. redemptions in cases where there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

   8.  redemptions of class B, 529 and J share classes of the fund (if offered);
       or

   9. redemptions initiated by a fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of a fund).

   In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion and without giving advance notice to shareholders (provided that the redemption fee is imposed prospectively only).

   EFFECTIVE JULY 1, 2004, THE FUNDS' REDEMPTION FEE WILL NOT BE CHARGED ON THE FOLLOWING REDEMPTION TRANSACTIONS:

   1. redemptions of shares by omnibus accounts maintained by financial advisers, including shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") and nonqualified plans), unless the funds have been informed that the omnibus account or retirement plan has the systematic capability of assessing the redemption fee at the participant or individual account level;

   2. redemptions effectuated pursuant to an automatic non-discretionary rebalancing program and shares redeemed by the MFS Asset Allocation funds as part of their allocation and rebalancing program;

   3. redemptions requested within the redemption fee period following the death or disability occurring after purchase of any registered shareholder, beneficial owner or grantor of a living trust;

   4. redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions;

   5. redemptions representing shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

   6. redemptions representing loans and qualified hardship distributions from shares held through retirement plans for which MFS or one of its affiliates is responsible for providing participant recordkeeping services;

   7. redemptions in cases where there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

   8.  redemptions of class 529 and J shares of the fund (if offered); or

   9. redemptions initiated by a fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of a fund).

   In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion and without giving advance notice to shareholders (provided that the redemption fee is imposed prospectively only).

   These redemption fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time (which may address such topics as the documentation necessary for the funds to recognize a disability or qualified hardship, among others).

   The funds' intention is to assess the redemption fee in substantially all circumstances regardless of the type of account in which such shares are held. Systems limitations inhibit this goal from being immediately realized. The funds and their agents will encourage financial advisers that maintain omnibus accounts (including retirement plan administrators) for accounts that are exempt from the redemption fee pursuant to the terms above to modify their systems to facilitate the imposition of the redemption fee at the participant or individual account level. Until such time as financial adviser systems are modified, a significant percentage of a fund's shareholders may not be subject to the redemption fee.

   REINSTATEMENT PRIVILEGE. After you have redeemed shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption at the current net asset value (without an initial sales charge).

   For shareholders who exercise this privilege after redeeming class A or class C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class A or class C shares (as applicable) will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

   For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares, you may reinvest your redemption proceeds only into class A shares. The class A shares you purchase will not be subject to a front end sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

   IN-KIND DISTRIBUTIONS. The MFS funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The fund does not expect to make in-kind distributions. However, if it does, the fund will pay, during any 90-day period, your redemption proceeds in cash where the redemption is at or below either $250,000 or 1% of the fund's net assets, whichever is less.


   INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

  VII  INVESTOR SERVICES AND PROGRAMS

   As a shareholder of the fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the fund is made through a retirement plan.

-  DISTRIBUTION OPTIONS

   The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:
   - Dividend and capital gain distributions reinvested in additional shares (THIS OPTION WILL BE ASSIGNED IF NO OTHER OPTION IS SPECIFIED);

   - Dividend distributions in cash; capital gain distributions reinvested in additional shares; or

   -    Dividend and capital gain distributions in cash.

   Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

-  PURCHASE AND REDEMPTION PROGRAMS


   For your convenience, the following purchase and redemption programs are made available to you with respect to class A, B and C shares, without extra charge. Additional information regarding these programs may be found in the SAI.


   AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the first business day of the month.


   AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in an MFS fund for shares of the same class of shares of other MFS funds. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made at net asset value without any sales charges or redemption fee (if applicable) and are excluded from the fund's exchange limitation policies. If you exchange shares out of the MFS Money

   Market Fund or MFS Government Money Market Fund, or if you exchange class A shares out of the MFS Cash Reserve Fund, into class A shares of any other MFS fund, you will pay the initial sales charge if you have not already paid this charge on these shares.


   REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

   DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of any MFS fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting a minimum of $50 of dividend and capital gain distributions from the same class of another MFS fund.


   LETTER OF INTENT (LOI). When you commit to invest a specific dollar amount in the MFS funds (including the MFS Fixed Fund) within a 13 month period, you will pay the same sales charge as if all shares had been purchased at one time. If you commit to invest $1 million or more under this program, the time period is extended to 36 months. If you do not purchase the committed amount within the time period, your account will be adjusted to reflect deduction of the higher initial sales charge level for the amount actually purchased. You or your financial adviser must inform the fund that the Letter of Intent is in effect each time shares are purchased.

   RIGHT OF ACCUMULATION. You will qualify for a lower sales charge on your purchases of class A shares when your new investment in class A shares, together with the current (offering price) value of all your holdings in the MFS funds (including the MFS Fixed Fund), reaches a reduced sales charge level. Accounts held in omnibus or group arrangements and certain other accounts may not be aggregated with your individually held accounts for purpose of the Right of Accumulation.

   You must provide MFSC (or your financial adviser must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

   SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments of at least $100. Each payment under this systematic withdrawal is funded through the redemption of your fund shares. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B and C shares for shares redeemed under this plan. For class A shares, there is no similar percentage limitation; however, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan. Shares redeemed under this plan will not be subject to a redemption fee (if applicable) if the shares represent purchases made prior to July 1, 2004; however, if the shares redeemed represent purchases made on or after July 1, 2004, the redemption fee (if applicable) will be assessed.

  VIII OTHER INFORMATION

-  PRICING OF FUND SHARES


   The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, the fund values its assets at current market prices where current market prices are readily available, or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, the fund uses the most recent closing market prices where available from the markets on which they principally trade, unless the most recent closing market prices, in the fund's judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the fund's valuation time, such closing prices may not be reflective of current market prices and current market prices may not be readily available when the fund determines its net asset value, and therefore the fund may adjust closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time.

   You will receive the net asset value next calculated, after the deduction of applicable sales charges (and redemption fee, if any) and any required tax withholding, if your order is complete (has all required information) and:
   - MFSC receives your order by the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank); or

   - your financial adviser receives your order by the valuation time and transmits your order to MFSC.

   The fund may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.


-  DISTRIBUTIONS

   The fund intends to distribute substantially all of its net income (including any capital gains) to shareholders at least annually.

-  TAX CONSIDERATIONS

   The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation.

   TAXABILITY OF DISTRIBUTIONS. As long as the fund qualifies for treatment as a regulated investment company (which it has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.


   You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. Certain distributions of ordinary dividends to a non-corporate shareholder of the fund may qualify as "qualified dividend income", provided that they are so designated by the fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Those distributions will be taxed at reduced rates to the extent derived from "qualified dividend income" of the fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. income tax treaties. In addition, dividends that the fund receives in respect of stock of certain foreign corporations will be "qualified dividend income" if that stock is readily tradable on an established U.S. securities market. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.


   The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

   Fund distributions will reduce the fund's net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

   The fund may be eligible to elect to "pass through" to you foreign income taxes that it pays. If the fund makes this election, you will be required to include your share of those taxes in gross income as a distribution from the fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations.

   If you are neither a citizen nor a resident of the U.S., the fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. The fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the U.S. Prospective investors should read the fund's Account Application for additional information regarding backup withholding of federal income tax.

   TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

-  UNIQUE NATURE OF FUND

   MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the fund, and which may be managed by the members of the fund's investment committee. While the fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

-  PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES

   The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

  IX   FINANCIAL HIGHLIGHTS


   The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The fund's independent auditors are Ernst & Young LLP.

   CLASS A SHARES

                                                                            YEAR ENDED MAY 31,
                                                  --------------------------------------------------------------------------
                                                      2003            2002           2001            2000            1999
   -------------------------------------------------------------------------------------------------------------------------
   Per share data (for a share outstanding
     throughout each period):
   Net asset value -- beginning of period         $     15.16     $     14.07    $     15.35     $     13.77     $     16.06
                                                  -----------     -----------    -----------     -----------     -----------
   Income from investment operations#** --
    Net investment income (loss)*                 $      0.09     $      0.05    $      0.07     $     (0.15)    $      0.05
    Net realized and unrealized gain (loss)
     on investments and foreign currency                (1.58)           1.04          (1.35)           1.73           (2.25)
                                                  -----------     -----------    -----------     -----------     -----------
       Total from investment operations           $     (1.49)    $      1.09    $     (1.28)    $      1.58     $     (2.20)
                                                  -----------     -----------    -----------     -----------     -----------
   Less distributions declared
    to shareholders --
    In excess of net realized gain on
     investments and foreign currency
     transactions                                 $        --     $        --    $        --    $         --     $     (0.09)
                                                  -----------     -----------    -----------     -----------     -----------
       Total distributions declared to
        shareholders                              $        --     $        --    $        --    $         --     $     (0.09)
                                                  -----------     -----------    -----------     -----------     -----------
   Net asset value -- end of period               $     13.67     $     15.16    $     14.07     $     15.35     $     13.77
                                                  ===========     ===========    ===========     ===========     ===========
   Total return++                                       (9.83)%          7.60%         (8.27)%         11.47%         (13.56)%
   Ratios (to average net assets)/
    Supplemental data * :
    Expenses##                                           2.29%           2.34%          2.24%           2.26%           2.45%
    Net investment income (loss)**                       0.68%           0.37%          0.45%          (0.92)%          0.37%
   Portfolio turnover                                     214%            189%           154%            161%            108%
   Net assets at end of period
    (000 Omitted)                                 $    27,180     $    33,212    $    29,060     $    34,515     $    29,233

----------
   * Effective July 1, 1999, the investment adviser contractually waived a portion of its fee. If this fee had not been incurred by the fund, the net investment income (loss) per share and the ratios would have been:

          Net investment income (loss)            $      0.06     $      0.02    $       0.04    $     (0.17)    $        --
          Ratios (to average net assets):
           Expenses##                                    2.49%           2.54%           2.42%          2.40%             --
           Net investment income (loss)                  0.48%           0.17%           0.27%         (1.06)%            --

   ** As required, effective June 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended May 31, 2002, was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.02%. Per share, ratios, and supplemental data for the periods prior to June 1, 2001, have not been restated to reflect this change in presentation.
   #    Per share data are based on average shares outstanding.
   ## Ratios do not reflect reductions from certain expense offset arrangements.
   ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

   CLASS B SHARES

                                                                            YEAR ENDED MAY 31,
                                                  --------------------------------------------------------------------------
                                                      2003            2002           2001            2000            1999
   -------------------------------------------------------------------------------------------------------------------------
   Per share data (for a share outstanding
     throughout each period):
   Net asset value -- beginning of period         $     14.79     $     13.80    $      15.13    $     13.64     $     16.00
                                                  -----------     -----------    ------------    -----------     -----------
   Income from investment operations#** --
    Net investment income (loss)*                 $      0.01     $     (0.01)   $      (0.01)   $     (0.22)    $     (0.01)
    Net realized and unrealized gain (loss)
     on investments and foreign currency                (1.52)           1.00           (1.32)          1.71           (2.26)
                                                  -----------     -----------    ------------    -----------     -----------
       Total from investment operations           $     (1.51)    $      0.99    $      (1.33)   $      1.49     $     (2.27)
                                                  -----------     -----------    ------------    -----------     -----------
   Less distributions declared
    to shareholders --
    In excess of net realized gain on
     investments and foreign currency
     transactions                                 $        --     $        --    $         --    $        --     $     (0.09)
                                                  -----------     -----------    ------------    -----------     -----------
       Total distributions declared to
        shareholders                              $        --     $        --    $         --    $        --     $     (0.09)
                                                  -----------     -----------    ------------    -----------     -----------
   Net asset value -- end of period               $     13.28     $     14.79    $      13.80    $     15.13     $     13.64
                                                  ===========     ===========    ============    ===========     ===========
   Total return                                        (10.34)%          7.17%         (8.85)%         11.00%         (14.05)%
   Ratios (to average net assets)/
    Supplemental data * :
    Expenses##                                           2.79%           2.84%           2.74%          2.75%           2.95%
    Net investment income (loss)**                       0.10%          (0.10)%         (0.04)%        (1.40)%         (0.09)%
   Portfolio turnover                                     214%            189%            154%           161%            108%
   Net assets at end of period
    (000 Omitted)                                 $    21,568     $    32,671    $     27,584    $    34,374     $    32,257

----------
   * Effective July 1, 1999, the investment adviser contractually waived a portion of its fee. If this fee had not been incurred by the fund, the net investment loss per share and the ratios would have been:

          Net investment loss                     $     (0.01)    $     (0.04)   $      (0.03)   $     (0.24)    $        --
          Ratios (to average net assets):
           Expenses##                                    2.99%           3.04%           2.92%          2.89%             --
           Net investment loss                          (0.10)%         (0.30)%         (0.22)%        (1.54)%            --

   ** As required, effective June 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended May 31, 2002, was to decrease net investment income per share, and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.02%. Per share, ratios, and supplemental data for the periods prior to June 1, 2001, have not been restated to reflect this change in presentation.
   #    Per share data are based on average shares outstanding.
   ## Ratios do not reflect reductions from certain expense offset arrangements.

   CLASS C SHARES

                                                                            YEAR ENDED MAY 31,
                                                  --------------------------------------------------------------------------
                                                      2003            2002           2001            2000            1999
   -------------------------------------------------------------------------------------------------------------------------
   Per share data (for a share outstanding
     throughout each period):
   Net asset value -- beginning of period         $     14.69     $     13.71    $      15.05    $     13.57     $     15.88
                                                  -----------     -----------    ------------    -----------     -----------
   Income from investment operations#** --
    Net investment income (loss)*                 $      0.01     $     (0.01)   $      (0.01)   $     (0.21)    $     (0.01)
    Net realized and unrealized gain (loss)
     on investments and foreign currency                (1.51)           0.99           (1.33)          1.69           (2.21)
                                                  -----------     -----------    ------------    -----------     -----------
       Total from investment operations           $     (1.50)    $      0.98    $      (1.34)   $      1.48     $     (2.22)
                                                  -----------     -----------    ------------    -----------     -----------
   Less distributions declared
    to shareholders --
    In excess of net realized gain on
     investments and foreign currency
     transactions                                 $        --     $        --    $         --    $        --     $     (0.09)
                                                  -----------     -----------    ------------    -----------     -----------
       Total distributions declared to
        shareholders                              $        --     $        --    $         --    $        --     $     (0.09)
                                                  -----------     -----------    ------------    -----------     -----------
   Net asset value -- end of period               $     13.19     $     14.69    $      13.71    $     15.05     $     13.57
                                                  ===========     ===========    ============    ===========     ===========
   Total return                                        (10.35)%          7.15%          (8.90)%        10.91%         (13.84)%
   Ratios (to average net assets)/
    Supplemental data * :
    Expenses##                                           2.79%           2.84%           2.74%          2.75%           2.93%
    Net investment income (loss)**                       0.08%          (0.05)%         (0.06)%        (1.33)%         (0.10)%
   Portfolio turnover                                     214%            189%            154%           161%            108%
   Net assets at end of period
    (000 Omitted)                                 $     3,063     $     5,213    $      3,530    $     4,860     $     4,182

----------
   * Effective July 1, 1999, the investment adviser contractually waived a portion of its fee. If this fee had not been incurred by the fund, the net investment loss per share and the ratios would have been:

          Net investment loss                     $     (0.01)    $     (0.03)   $      (0.03)   $     (0.23)    $        --
          Ratios (to average net assets):
           Expenses##                                    2.99%           3.04%           2.92%          2.89%             --
           Net investment loss                          (0.12)%         (0.25)%         (0.24)%        (1.47)%            --

   ** As required, effective June 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended May 31, 2002, was to decrease net investment income per share, and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.02%. Per share, ratios, and supplemental data for the periods prior to June 1, 2001, have not been restated to reflect this change in presentation.
   #    Per share data are based on average shares outstanding.
   ## Ratios do not reflect reductions from certain expense offset arrangements.

  APPENDIX A

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective, the fund may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the fund's investment objectives. Investment techniques and practices which the fund will use or currently anticipates using are denoted by a check (/x/) mark. However the fund may not use all of these techniques and practices. Investment techniques and practices which the fund does not currently anticipate using but which the fund reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the fund are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

   INVESTMENT TECHNIQUES/PRACTICES

             /X/ fund uses, or currently       -- permitted, but fund does not
                 anticipates using                currently anticipate using

     SYMBOLS
     ---------------------------------------------------------------------------------------
     Debt Securities
       Asset-Backed Securities
         Collateralized Mortgage Obligations and Multiclass
            Pass-Through Securities                                                   --
         Corporate Asset-Backed Securities                                            --
         Mortgage Pass-Through Securities                                             --
         Stripped Mortgage-Backed Securities                                          --
       Corporate Securities                                                          /X/
       Loans and Other Direct Indebtedness                                           /X/
       Lower Rated Bonds                                                             /X/
       Municipal Bonds                                                                --
       U.S. Government Securities                                                    /X/
       Variable and Floating Rate Obligations                                        /X/
       Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds                      /X/
     Equity Securities                                                               /X/
     Foreign Securities Exposure
       Brady Bonds                                                                   /X/
       Depositary Receipts                                                           /X/
       Dollar-Denominated Foreign Debt Securities                                    /X/
       Emerging Markets                                                              /X/
       Foreign Securities                                                            /X/
     Forward Contracts                                                               /X/
     Futures Contracts                                                               /X/
     Indexed Securities                                                              /X/
     Inverse Floating Rate Obligations                                                --

             /X/ fund uses, or currently       -- permitted, but fund does not
                 anticipates using                currently anticipate using

     SYMBOLS
     ---------------------------------------------------------------------------------------
     Investment in Other Investment Companies
       Open-End Funds                                                                /X/
       Closed-End                                                                    /X/
     Lending of Portfolio Securities                                                 /X/
     Leveraging Transactions
       Bank Borrowings                                                                --
       Mortgage "Dollar-Roll" Transactions                                            --
       Reverse Repurchase Agreements                                                  --
     Options
       Options on Foreign Currencies                                                 /X/
       Options on Futures Contracts                                                  /X/
       Options on Securities                                                         /X/
       Options on Stock Indices                                                      /X/
       Reset Options                                                                  --
       "Yield Curve" Options                                                         /X/
     Repurchase Agreements                                                           /X/
     Short Sales                                                                     /X/
     Short Term Instruments                                                          /X/
     Swaps and Related Derivative Instruments                                        /X/
     Temporary Borrowings                                                            /X/
     Temporary Defensive Positions                                                   /X/
     "When-issued" Securities                                                        /X/

MFS(R) EMERGING MARKETS EQUITY FUND

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and the fund's investment strategy on the fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated October 1, 2003, provides more detailed information about the fund and is incorporated into this prospectus by reference.


YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY CONTACTING:

      MFS Service Center, Inc.
      2 Avenue de Lafayette
      Boston, MA 02111-1738
      Telephone: 1-800-225-2606
      Internet:  http://www.mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

      Public Reference Room
      Securities and Exchange Commission
      Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

      The fund's Investment Company Act file number is 811-4492

                        MFS(R) INTERNATIONAL GROWTH FUND


   SUPPLEMENT DATED OCTOBER 1, 2003, AS AMENDED APRIL 1, 2004, TO THE CURRENT
                                   PROSPECTUS

This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated October 1, 2003, as amended April 1, 2004. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.


You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.

1.   RISK RETURN SUMMARY

     Performance Table. The "Performance Table" is intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. PLEASE NOTE THAT YOU WILL FIND PERFORMANCE RETURNS, AFTER THE DEDUCTION OF CERTAIN TAXES, FOR CLASS A SHARES OF THE FUND, TOGETHER WITH RETURNS OF ONE OR MORE BROAD MEASURES OF MARKET PERFORMANCE, IN THE PERFORMANCE TABLE OF THE PROSPECTUS. The table is supplemented as follows:


     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDING DECEMBER 31, 2003):



                                          1 YEAR      5 YEARS        LIFE*
                                          ------      -------        -----
                    Class I shares        37.82%      4.30%          3.88%


----------
* The fund commenced investment operations on October 24, 1995 with the offering of class A and class B shares, and subsequently offered class I shares on January 2, 1997. Performance for class I shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to reflect that class I shares bear no sales charges, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in lower performance then class I shares would have experienced had they been offered for the entire period.

2.   EXPENSE SUMMARY

     EXPENSE TABLE. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:


                                                                                           CLASS I
                                                                                           -------
        Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
          of offering price)                                                                 None
        Maximum Deferred Sales Charge (Load) (as a percentage of original purchase
          price or redemption proceeds, whichever is less)                                   None
        Maximum Redemption Fee (as a percentage of amount
          redeemed), if applicable (##)                                                     2.00%


     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (1):


        Management Fees                                                      0.90%
        Distribution and Service (12b-1) Fees                                None
        Other Expenses(1)                                                    0.76%
                                                                            -----
        Total Annual Fund Operating Expenses(1)                              1.66%
              Fee Waiver(2)                                                 (0.36)%
                                                                            -----
              Net Expenses(1)                                                1.30%


----------

## A redemption fee of 2.00% may be charged on proceeds from redemptions and exchanges made within 30 calendar days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Shares - Other Considerations - Redemption Fee" in the fund's prospectus.

(1) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected under "Other Expenses." Had these fee reductions been taken into account, "Total Annual Fund Operating Expenses" would have been lower.
(2) MFS has contractually agreed to bear the fund's expenses such that "Other Expenses" (after taking into account any expense offset and directed brokerage arrangements described above) do not exceed 0.40% annually. This contractual fee arrangement will continue until at least October 1, 2004, unless earlier terminated or modified with the consent of the board of trustees which oversees the fund.


     EXAMPLE OF EXPENSES

The "Example of Expenses" table is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The table is supplemented as follows:


        SHARE CLASS                  YEAR 1       YEAR 3      YEAR 5      YEAR 10
        -----------                  ------       ------      ------      -------
        Class I shares               $  132       $  488      $  868      $ 1,935


3.   DESCRIPTION OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible investors may purchase class I shares:

     - certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates;

     - any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds;

     -  any retirement plan, endowment or foundation which:

        - has, at the time of purchase of class I shares, aggregate assets of at least $100 million, and

        - invests at least $10 million in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount).

        MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time, and may make other exceptions in its sole discretion from time to time;

     - bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least $100,000 in class I shares of the fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds. MFD may accept purchases that do not meet these dollar qualification requirements if it believes, in its sole discretion, that these requirements will be met within a reasonable period of time. Additional investments may be made in any amount; and

     - certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.

In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above.

4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

5.   FINANCIAL HIGHLIGHTS

The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:

FOR YEARS ENDED MAY 31

CLASS I                                                       2003          2002          2001          2000          1999
                                                           ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                       $    14.83    $    15.69    $    19.45    $    15.26    $    17.81
                                                           ----------    ----------    ----------    ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS#
  Net investment income (loss)*                            $    (0.07)   $     0.18    $    (0.01)   $    (0.07)   $     0.10
  Net realized and unrealized gain (loss) on investments
     and foreign currency                                       (1.01)        (1.04)        (2.27)         4.26         (2.22)
                                                           ----------    ----------    ----------    ----------    ----------
Total from investment operations                           $    (1.08)   $    (0.86)   $    (2.28)   $     4.19    $    (2.12)
                                                           ----------    ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDER
  From net investment income                               $       --    $       --    $    (0.16)   $       --    $       --
  From net realized gain on investments and foreign
     currency transactions                                         --            --         (1.32)           --         (0.43)
                                                           ----------    ----------    ----------    ----------    ----------
Total distributions declared to shareholders               $       --    $       --    $    (1.48)   $       --    $    (0.43)
                                                           ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                             $    13.75    $    14.83    $    15.69    $    19.45    $    15.26
                                                           ----------    ----------    ----------    ----------    ----------
Total return (%)                                                (7.22)        (6.68)       (11.17)        27.54        (11.94)
RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA*:
Expenses##                                                       1.73###       1.56          1.51          1.59          1.51
Net investment income (loss)                                    (0.54)         1.23         (0.08)        (0.40)         0.65
Portfolio turnover                                                 87           127            84           110           100
Net assets at end of period (000 Omitted)                  $       --+   $       -+    $       --+   $       --+   $      128

----------
* The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If this fee had been incurred by the fund, the net investment income (loss) per share and the ratios would have been:

  Net investment income (loss)                             $    (0.08)   $     0.17
  RATIOS (%) (TO AVERAGE NET ASSETS):
  Expenses##                                                     1.80###       1.63
  Net investment income (loss)                                  (0.62)         1.16

+      Class I net assets were less than $500.
#      Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
### Expense ratio is not in correlation with contractual fee arrangement due to the timing of sales and redemptions of fund shares during the period.


    THE DATE OF THIS SUPPLEMENT IS OCTOBER 1, 2003, AS AMENDED APRIL 1, 2004.

Class A Shares
Class B Shares
Class C Shares

MFS(R) INTERNATIONAL GROWTH FUND                                         10/1/03

                                                               AS AMENDED 4/1/04


This Prospectus describes the MFS(R) International Growth Fund. The investment objective of the fund is capital appreciation.


TABLE OF CONTENTS


RISK RETURN SUMMARY                                 1

EXPENSE SUMMARY                                     7

CERTAIN INVESTMENT STRATEGIES AND RISKS             9

MANAGEMENT OF THE FUND                             10

DESCRIPTION OF SHARE CLASSES                       11

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES        15

INVESTOR SERVICES AND PROGRAMS                     23

OTHER INFORMATION                                  25

FINANCIAL HIGHLIGHTS                               28

APPENDIX A-INVESTMENT TECHNIQUES AND PRACTICES    A-1



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

  I      RISK RETURN SUMMARY

-     INVESTMENT OBJECTIVE

      The fund's investment objective is capital appreciation. The fund's objective may be changed without shareholder approval.

-     PRINCIPAL INVESTMENT POLICIES

      The fund invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of foreign (including emerging market) issuers. The fund focuses on companies that its investment adviser, Massachusetts Financial Services Company, (referred to as MFS or the adviser), believes have above average growth potential. While the fund may invest in companies of any size, the fund generally focuses on foreign companies with larger market capitalizations. The fund's investments may include securities traded in the over-the-counter markets. Under normal market conditions, the fund invests in at least three different countries.

      MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis performed by the fund's portfolio manager and MFS' large group of equity research analysts.

      MFS looks particularly for companies which demonstrate:

      - a strong franchise, strong cash flows and a recurring revenue stream;

      - a solid industry position, where there is

           - potential for high profit margins and

           - substantial barriers to new entry in the industry;

      - a strong management team with a clearly defined strategy; and

      - a catalyst that may accelerate growth.

      The fund has and may engage in active and frequent trading to achieve its investment objective.

-     PRINCIPAL RISKS OF AN INVESTMENT

      The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

      The principal risks of investing in the fund are:

      - MARKET RISK: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

      - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The fund's investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

      - FOREIGN MARKETS RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

           - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

           - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

           - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

           - Foreign markets may be less liquid and more volatile than U.S. markets.

           - Foreign securities often trade in currencies other than the U.S. dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

      - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

      - CONCENTRATION RISK: The fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The fund's investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

      - GROWTH COMPANIES RISK: This is the risk that the prices of growth company securities held by the fund will fall to a greater extent than the overall foreign equity markets (e.g., as represented by the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East
        (EAFE) Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

      - LARGE CAP COMPANIES RISK: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund's value may not rise as much as the value of funds that emphasize smaller cap companies.

      - OVER-THE-COUNTER RISK: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in buying and selling these securities at a fair price.

      - As with any mutual fund, you could lose money on your investment in the fund.

      AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

BAR CHART AND PERFORMANCE TABLE

      The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows

      - how the fund's performance over time compares with that of one or more broad measures of market performance, and

      - for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

      BAR CHART

      The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

[CHART]

1996            4.52%
1997            2.22%
1998           (0.34%)
1999           32.48%
2000          (11.37%)
2001          (17.28%)
2002          (12.13%)
2003           36.03%


      During the period shown in the bar chart, the highest quarterly return was 26.61% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (17.46)% (for the calendar quarter ended September 30, 1998).

PERFORMANCE TABLE


      This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:


      - after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares' Return After Taxes on Distributions"); and

      - after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares' Return After Taxes on Distributions and Sale of Class A Shares").


      AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)



                                                               1 YEAR       5 YEAR       LIFE*
      RETURNS BEFORE TAXES
       Class B shares, With CDSC (Declining Over
         Six Years From the End of the Calendar
         Month of Purchase from 4% to 0%)                       31.37%       2.14%       2.46%
       Class C shares, With CDSC (1% for
         First Year From the End of the
         Calendar Month of Purchase)                            34.36%       2.50%       2.49%
       Class A shares, With Initial
         Sales Charge (5.75%)                                   28.21%       1.82%       2.25%

      RETURNS AFTER TAXES (CLASS A SHARES ONLY)
       Class A Shares' Return After Taxes on
         Distributions, With Initial
         Sales Charge (5.75%)                                   28.21%       1.35%       1.77%
       Class A Shares' Returns After Taxes on
         Distributions and Sale of Class A Shares,
         With Initial Sales Charge (5.75%)                      18.34%       1.32%       1.69%

      INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR FEES,
       EXPENSES OR TAXES)
       Morgan Stanley Capital International (MSCI) Europe,
       Australasia, Far East (EAFE) Index+**                    39.17%       0.26%       4.35%
       Lipper International Fund Average++                      34.79%       1.35%       4.82%


----------

      * Life refers to the period from the commencement of the fund's investment operations, October 24, 1995, through December 31, 2003. Index and Lipper average returns are from November 1, 1995.

      +  Source: Standard & Poor's Micropal, Inc.
      ** MSCI EAFE Index is a commonly used measure of the international stock market.
      ++ The Lipper International Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in the Lipper International Fund category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

      All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


      The fund commenced investment operations on October 24, 1995 with the offering of class A and class B shares and subsequently offered class C shares on July 1, 1996. Performance for class C shares includes the performance of the fund's class B shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Class C share performance generally would have been approximately the same as class B share performance had class C shares been offered for the entire period because the operating expenses attributable to class C and class B are approximately the same.

      Prior to November 30, 1998, Foreign & Colonial Management Ltd. ("FCM") and its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), managed certain assets of the fund. MFS assumed all portfolio management responsibilities from FCM and FCEM for the fund on November 30, 1998. Performance information for periods prior to November 30, 1998, reflects this former sub-investment advisory relationship.

  II     EXPENSE SUMMARY

-     EXPENSE TABLE

      This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund


                                                                     CLASS A     CLASS B    CLASS C
      SHAREHOLDER FEES (fees paid directly from your investment)

      Maximum Sales Charge (Load) Imposed on
      Purchases (as a percentage of offering price)                   5.75%       0.00%      0.00%

      Maximum Deferred Sales Charge (Load)
      (as a percentage of original purchase price or
      redemption proceeds, whichever is less)                     See Below(#)    4.00%      1.00%

      Maximum Redemption Fee (as a percentage
      of amount redeemed), if applicable(##)                          2.00%       2.00%      2.00%

      ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

      Management Fees                                                 0.90%       0.90%      0.90%

      Distribution and Service (12b-1) Fees(1)                        0.35%       1.00%      1.00%

      Other Expenses(3)                                               0.76%       0.76%      0.76%

      Total Annual Fund Operating Expenses(3)                         2.01%       2.66%      2.66%

      Fee Reductions(2)                                              (0.36)%     (0.36)%    (0.36)%

      Net Expenses(3)                                                 1.65%       2.30%      2.30%


----------

      (#) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months (CDSC will age one month on the last day of the month of purchase and each subsequent month).
      (##) A redemption fee of 2.00% may be charged on proceeds from redemptions and exchanges made within 30 calendar days after acquiring fund shares. The redemption fee will apply to class B shares with respect to purchases made on or after July 1, 2004. See "How to Purchase, Exchange and Redeem Fund Shares -- Other Considerations -- Redemption Fee" below.
      (1) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser (referred to as distribution and service fees). The maximum distribution and service fees under the plan are: 0.35% annually for class A; and 1.00% annually for each of class B and class C shares.
      (2) MFS has contractually agreed to bear the fund's expenses such that "Other Expenses" (after taking into account any expense offset and directed brokerage arrangements described below) do not exceed 0.40% annually. This contractual fee arrangement will continue until at least October 1, 2004, unless earlier terminated or modified with the consent of the board of trustees which oversees the fund.
      (3) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account "Total Annual Fund Operating Expenses" would have been lower.

-     EXAMPLE OF EXPENSES

      THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

      The examples assume that:

      - You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

      - Your investment has a 5% return each year and dividends and other distributions are reinvested; and


      - The fund's operating expenses remain the same except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any contractual fee reductions are in effect (see "Expense Summary -- Expense Table" above).


      Although your actual costs may be higher or lower, under these assumptions your costs would be:


       SHARE CLASS                                YEAR 1     YEAR 3     YEAR 5      YEAR 10
      ----------------------------------------------------------------------------------------
       Class A shares                             $  733    $  1,136   $  1,564    $  2,751
       Class B shares(1)
         Assuming redemption at end of period     $  633    $  1,092   $  1,578    $  2,809
         Assuming no redemption                   $  233    $    792   $  1,378    $  2,809
       Class C shares
         Assuming redemption at end of period     $  333    $    792   $  1,378    $  2,967
         Assuming no redemption                   $  233    $    792   $  1,378    $  2,967


----------
      (1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

  III    CERTAIN INVESTMENT STRATEGIES AND RISKS

-     FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

      The fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the fund may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

-     TEMPORARY DEFENSIVE POLICIES

      In addition, the fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the fund invests defensively, it may not be able to pursue its investment objective. The fund's defensive investment position may not be effective in protecting its value.

-     ACTIVE AND FREQUENT TRADING

      The fund has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an IRA account). Frequent trading also increases transaction costs, which could detract from the fund's performance.

  IV     MANAGEMENT OF THE FUND

-     INVESTMENT ADVISER


      Massachusetts Financial Services Company (referred to as MFS or the adviser) is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $140.3 billion as of December 31, 2003. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

      MFS provides investment management and related administrative services and facilities to the fund, including portfolio management and trade execution.

      For the fiscal year ended May 31, 2003, the fund paid MFS an effective management fee rate equal to 0.90% of the fund's average daily net assets.

      Before January 1, 2004, the management fee paid by the fund to MFS was (based on average daily net assets): 0.975% of the first $500 million and 0.925% thereafter and MFS had agreed to reduce this fee to (based on average daily net assets): 0.90% of the first $1 billion; 0.85% over $1 billion to $2 billion; and 0.80% over $2 billion.

      Effective January 1, 2004, the Investment Advisory Agreement between MFS Series Trust X, on behalf of the fund, and MFS, was amended to reduce the management fees paid by the fund to MFS to the annual rate (based on average daily net assets): 0.90% of the first $1 billion; 0.80% in excess of $1 billion up to $2 billion, and 0.70% thereafter.

      Prior to November 30, 1998, Foreign & Colonial Management Ltd. ("FCM") and its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), managed certain assets of the fund. MFS assumed all portfolio management responsibilities from FCM and FCEM for the fund on November 30, 1998. Performance information for periods prior to November 30, 1998, reflects this former sub-investment advisory relationship.


-     PORTFOLIO MANAGER


      Barry P. Dargan has been the portfolio manager of the fund since April 2001. Mr. Dargan, a Senior Vice President of MFS, has been employed in the investment management area of MFS since 1996.


-     ADMINISTRATOR

      MFS provides the fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the fund for a portion of the costs it incurs in providing these services.

-     DISTRIBUTOR

      MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

-     SHAREHOLDER SERVICING AGENT

      MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the fund, for which it receives compensation from the fund.

  V      DESCRIPTION OF SHARE CLASSES

      The fund offers class A, B and C shares through this prospectus. The fund also offers an additional class of shares, class I shares, which are made available through a separate prospectus supplement provided to investors eligible to purchase them.

-     SALES CHARGES


      You may be subject to an initial sales charge when you purchase, or a CDSC when you redeem, class A, B or C shares. These sales charges are described below. In certain circumstances, these sales charges are reduced or waived. These circumstances are described in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

      If you purchase your fund shares through a financial adviser (the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and Rule 12b-1 distribution and service fees, or otherwise from MFS or MFD. See the SAI for details.


-     CLASS A SHARES


      You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price), but in some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within 12 months (CDSC will age one month on the last day of the month of purchase and each subsequent month). Class A shares have annual distribution and service fees up to a maximum of 0.35% of net assets annually.


      PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:


                                                              SALES CHARGE* AS PERCENTAGE OF:
                                                              -------------------------------
                                                                OFFERING         NET AMOUNT
        AMOUNT OF PURCHASE                                        PRICE           INVESTED
        Less than $50,000                                         5.75%            6.10%
        $50,000 but less than $100,000                            4.75%            4.99%
        $100,000 but less than $250,000                           4.00%            4.17%
        $250,000 but less than $500,000                           2.95%            3.04%
        $500,000 but less than $1,000,000                         2.20%            2.25%
        $1,000,000 or more                                        None**           None**


----------

      * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
      ** A 1% CDSC will apply to such purchases, as discussed below.

      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase (CDSC will age one month on the last day of the month of purchase and each subsequent month).


-     CLASS B SHARES

      You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years from the end of the calendar month of purchase, you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.

      The CDSC is imposed according to the following schedule:

                                                             CONTINGENT DEFERRED
       YEAR OF REDEMPTION AFTER PURCHASE                         SALES CHARGE
      --------------------------------------------------------------------------
       First                                                          4%
       Second                                                         4%
       Third                                                          3%
       Fourth                                                         3%
       Fifth                                                          2%
       Sixth                                                          1%
       Seventh and following                                          0%

      If you hold class B shares for approximately eight years, they will convert to class A shares of the fund. All class B shares you purchased through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B shares in your account convert to class A shares, a proportionate number of the class B shares in the sub-account will also convert to class A shares.

-     CLASS C SHARES

      You may purchase class C shares at net asset value without an initial sales charge, but if you redeem your shares within the first year from the end of the calendar month of purchase, you may be subject to a CDSC of 1.00%. Class C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C shares do not convert to any other class of shares of the fund.

-     CALCULATION OF CDSC

      As discussed above, certain investments in class A, B and C shares will be subject to a CDSC. Two different aging schedules apply to the calculation of the CDSC:

      - Purchases of class A shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

      - Purchases of class B and C shares made on any day during a calendar month will age one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

      No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

      The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

-     DISTRIBUTION AND SERVICE FEES


      The fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of each class of shares, and the services provided to you by your financial adviser. These annual distribution and service fees may equal up to: 0.35% for class A shares (a 0.10% distribution and a 0.25% service fee); and 1.00% for each of class B and class C shares (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges.

-     FINANCIAL ADVISER SUPPORT PAYMENTS

      The financial adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution and service fees described above. In addition, MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to certain financial advisers who support the sale of fund shares in recognition of their marketing, transaction processing and/or administrative services support. This compensation is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus.

      MFD may make payments to key financial advisers who provide marketing support. In the case of any one financial adviser, marketing support payments, with certain limited exceptions, will not exceed the sum of 0.10% of that financial adviser's total sales of MFS' retail mutual funds, and 0.05% of the total assets of these funds attributable to that financial adviser, on an annual basis. In addition, financial advisers may offer MFS fund shares through specialized programs such as tax deferred retirement programs or qualified tuition programs. MFD may pay a portion of the administrative and marketing costs of a financial adviser relating to these programs. Payments for these arrangements may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to financial advisers.

      You can find further details in the SAI about the payments made by MFD and the services provided by your financial adviser. In addition, you can ask your financial adviser for information about any payments it receives from MFD and any services provided.

  VI     HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

      You may purchase, exchange and redeem class A, B and C shares of the fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described in the next section under the caption "Investor Services and Programs."

-     HOW TO PURCHASE SHARES

      INITIAL PURCHASE. You can establish an account by having your financial adviser process your purchase. The minimum initial investment is generally $1,000 except for IRAs, for which the minimum initial investment is $250 per account. In the following circumstances, the minimum initial investment is only $50 per account:

      - if you establish an automatic investment plan;

      - if you establish an automatic exchange plan; or

      - if you establish an account under either:

           - tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

           - employer sponsored investment programs.


      You may not invest $1,000,000 or more in class C shares per transaction. Class C shares are not available for purchase by any retirement plan qualified under Section 401(a) or 403(b) of the Internal Revenue Code if the plan or its sponsor subscribes to certain recordkeeping services made available by MFSC, such as the MFS Corporate Plan Services 401(k) Plan.


      ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:

      - send a check with the returnable portion of your statement;

      - ask your financial adviser to purchase shares on your behalf;

      - wire additional investments through your bank (call MFSC first for instructions); or

      - authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $100,000). You must elect this privilege on your account application if you wish to use it.


      VERIFICATION OF IDENTITY. The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provided is correct. The fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed. Any applicable CDSC and/or redemption fee will be assessed.


-     HOW TO EXCHANGE SHARES


      EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial adviser process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC or redemption fee (if applicable), depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.


      Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges. In addition, class A and I shares may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of this fund's shares as disclosed in its prospectus).


      Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. In addition, the fund may impose a 2.00% redemption fee on exchanges made within 30 calendar days after acquiring fund shares. These limitations are described below under the caption "How to Purchase, Exchange and Redeem Shares -- Other Considerations." You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.


-     HOW TO REDEEM SHARES

      You may redeem your shares either by having your financial adviser process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).


      Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. In addition, the fund may impose a 2.00% redemption fee on redemptions made within 30 calendar days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Shares -- Other Considerations -- Redemption Fee" below.


      REDEEMING DIRECTLY THROUGH MFSC


      - BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account. MFSC will request personal or other information from you and will generally record the calls. You must elect this privilege on your account application if you wish to use telephone redemptions. If you have elected this privilege, you will be responsible for losses that result from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify your identity.


      - BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.

      - ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account by contacting MFSC via the Internet (MFS Access). You must elect this privilege on your account application and establish a personal identification number
        (PIN) on MFS Access to use this service.

      REDEEMING THROUGH YOUR FINANCIAL ADVISER. You can call your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

      SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, the fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements.

-     OTHER CONSIDERATIONS


      RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. The MFS funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial adviser. In the event that the MFS funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset value at the conclusion of the delay period.

      EXCHANGE LIMITATION POLICIES. The MFS funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

      LIMITATIONS ON EXCHANGE ACTIVITY. The MFS funds, through their agents, undertake to use their best efforts to exercise the funds' rights to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes

      - three exchanges (each exceeding $10,000 in value) out of an account in an MFS fund with a principal investment policy of investing in global, international, high yield bond or municipal bond securities, or

      - six exchanges (each exceeding $10,000 in value) out of any other MFS fund account,

      during a calendar year. These exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These exchange limits are subject to the MFS funds' ability to monitor exchange activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in multiple accounts under common ownership, control or influence.

      LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial advisers and cannot always know or reasonably detect excessive trading which may be facilitated by these financial advisers or by the use of omnibus account arrangements offered by these financial advisers to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial advisers such as brokers, retirement plans and variable insurance products. These arrangements often permit the financial adviser to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular shareholder(s) is not known to a fund.

      EXCESSIVE TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

      In addition, to the extent that the fund significantly invests in foreign securities traded on markets which may close prior to when the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the fund's valuation time. To the extent that the fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

      To the extent that the fund significantly invests in high yield bonds (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds which invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

      REDEMPTION FEE. The MFS international and global funds identified below charge a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

           MFS Emerging Markets Debt Fund
           MFS Emerging Markets Equity Fund
           MFS Global Equity Fund
           MFS Global Growth Fund
           MFS Global Total Return Fund
           MFS International Growth Fund
           MFS International Value Fund
           MFS International New Discovery Fund
           MFS Research International Fund

      For purchases made on or after May 3, 2004, the MFS high yield funds identified below will charge a 2% redemption fee (which will be retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

           MFS High Income Fund
           MFS Municipal High Income Fund
           MFS High Yield Opportunities Fund

      For purchases made on or after July 1, 2004 , the MFS small and mid-cap funds identified below will charge a 2% redemption fee (which will be retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

           MFS New Discovery Fund
           MFS New Endeavor Fund
           MFS Mid Cap Growth Fund
           MFS Mid Cap Value Fund

      For purchases made on or after July 1, 2004 , all remaining funds in the MFS Family of Funds, except for the MFS Cash Reserve Fund, MFS Money Market Fund and MFS Government Money Market Fund, will charge a 2% redemption fee (which will be retained by the fund) on proceeds from shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange).

      For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.

      UNTIL JULY 1, 2004, THE FUNDS' REDEMPTION FEE WILL NOT BE CHARGED ON THE FOLLOWING REDEMPTION TRANSACTIONS:

      1. redemptions of shares by omnibus accounts maintained by financial advisers, unless the funds have been informed that the account has the systematic capability of assessing the redemption fee at the participant or individual account level;

      2. redemptions of shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") and nonqualified plans), unless the plan has the systematic capability of assessing the redemption fee at the participant or individual account level;

      3. redemptions representing shares purchased, exchanged or redeemed by means of certain automated or pre-established purchase plans (including employer or payroll deduction plans), exchange plans or withdrawal plans and shares redeemed by the MFS Asset Allocation funds as part of their allocation and rebalancing program;

      4. redemptions requested within the redemption fee period following the shareholder's death;

      5. redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions;

      6. redemptions representing shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

      7. redemptions in cases where there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

      8. redemptions of class B, 529 and J share classes of the fund (if offered); or

      9. redemptions initiated by a fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of a fund).

      In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion and without giving advance notice to shareholders (provided that the redemption fee is imposed prospectively only).

      EFFECTIVE JULY 1, 2004, THE FUNDS' REDEMPTION FEE WILL NOT BE CHARGED ON THE FOLLOWING REDEMPTION TRANSACTIONS:

      1. redemptions of shares by omnibus accounts maintained by financial advisers, including shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") and nonqualified plans), unless the funds have been informed that the omnibus account or retirement plan has the systematic capability of assessing the redemption fee at the participant or individual account level;

      2. redemptions effectuated pursuant to an automatic non-discretionary rebalancing program and shares redeemed by the MFS Asset Allocation funds as part of their allocation and rebalancing program;

      3. redemptions requested within the redemption fee period following the death or disability occurring after purchase of any registered shareholder, beneficial owner or grantor of a living trust;

      4. redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions;

      5. redemptions representing shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

      6. redemptions representing loans and qualified hardship distributions from shares held through retirement plans for which MFS or one of its affiliates is responsible for providing participant recordkeeping services;

      7. redemptions in cases where there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

      8. redemptions of class 529 and J shares of the fund (if offered); or

      9. redemptions initiated by a fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of a fund).

      In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion and without giving advance notice to shareholders (provided that the redemption fee is imposed prospectively only).

      These redemption fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time (which may address such topics as the documentation necessary for the funds to recognize a disability or qualified hardship, among others).

      The funds' intention is to assess the redemption fee in substantially all circumstances regardless of the type of account in which such shares are held. Systems limitations inhibit this goal from being immediately realized. The funds and their agents will encourage financial advisers that maintain omnibus accounts (including retirement plan administrators) for accounts that are exempt from the redemption fee pursuant to the terms above to modify their systems to facilitate the imposition of the redemption fee at the participant or individual account level. Until such time as financial adviser systems are modified, a significant percentage of a fund's shareholders may not be subject to the redemption fee.

      REINSTATEMENT PRIVILEGE. After you have redeemed shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption at the current net asset value (without an initial sales charge).

      For shareholders who exercise this privilege after redeeming class A or class C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class A or class C shares (as applicable) will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

      For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares, you may reinvest your redemption proceeds only into class A shares. The class A shares you purchase will not be subject to a front end sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

      IN-KIND DISTRIBUTIONS. The MFS funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The fund does not expect to make in-kind distributions. However, if it does, the fund will pay, during any 90-day period, your redemption proceeds in cash where the redemption is at or below either $250,000 or 1% of the fund's net assets, whichever is less.


      INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

  VII    INVESTOR SERVICES AND PROGRAMS

      As a shareholder of the fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the fund is made through a retirement plan.

-     DISTRIBUTION OPTIONS

      The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:

      - Dividend and capital gain distributions reinvested in additional shares (THIS OPTION WILL BE ASSIGNED IF NO OTHER OPTION IS SPECIFIED);

      - Dividend distributions in cash; capital gain distributions reinvested in additional shares; or

      - Dividend and capital gain distributions in cash.

      Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

-     PURCHASE AND REDEMPTION PROGRAMS


      For your convenience, the following purchase and redemption programs are made available to you with respect to class A, B and C shares, without extra charge. Additional information regarding these programs may be found in the SAI.


      AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the first business day of the month.


      AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in an MFS fund for shares of the same class of shares of other MFS funds. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made at net asset value without any sales charges or redemption fee (if applicable) and are excluded from the fund's exchange limitation policies. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A shares out of the MFS Cash Reserve Fund, into class A shares of any other MFS fund, you will pay the initial sales charge if you have not already paid this charge on these shares.


      REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

      DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of any MFS fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting a minimum of $50 of dividend and capital gain distributions from the same class of another MFS fund.


      LETTER OF INTENT (LOI). When you commit to invest a specific dollar amount in the MFS funds (including the MFS Fixed Fund) within a 13 month period, you will pay the same sales charge as if all shares had been purchased at one time. If you commit to invest $1 million or more under this program, the time period is extended to 36 months. If you do not purchase the committed amount within the time period, your account will be adjusted to reflect deduction of the higher initial sales charge level for the amount actually purchased. You or your financial adviser must inform the fund that the Letter of Intent is in effect each time shares are purchased.

      RIGHT OF ACCUMULATION. You will qualify for a lower sales charge on your purchases of class A shares when your new investment in class A shares, together with the current (offering price) value of all your holdings in the MFS funds (including the MFS Fixed Fund), reaches a reduced sales charge level. Accounts held in omnibus or group arrangements and certain other accounts may not be aggregated with your individually held accounts for purpose of the Right of Accumulation.

      You must provide MFSC (or your financial adviser must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

      SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments of at least $100. Each payment under this systematic withdrawal is funded through the redemption of your fund shares. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B and C shares for shares redeemed under this plan. For class A shares, there is no similar percentage limitation; however, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan. Shares redeemed under this plan will not be subject to a redemption fee (if applicable) if the shares represent purchases made prior to July 1, 2004; however, if the shares redeemed represent purchases made on or after July 1, 2004, the redemption fee (if applicable) will be assessed.

  VIII   OTHER INFORMATION

-     PRICING OF FUND SHARES


      The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, the fund values its assets at current market prices where current market prices are readily available, or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, the fund uses the most recent closing market prices where available from the markets on which they principally trade, unless the most recent closing market prices, in the fund's judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the fund's valuation time, such closing prices may not be reflective of current market prices and current market prices may not be readily available when the fund determines its net asset value, and therefore the fund may adjust closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time.

      You will receive the net asset value next calculated, after the deduction of applicable sales charges (and redemption fee, if applicable) and any required tax withholding, if your order is complete (has all required information) and:

      - MFSC receives your order by the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank); or

      - your financial adviser receives your order by the valuation time and transmits your order to MFSC.

      The fund may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.


-     DISTRIBUTIONS

      The fund intends to distribute substantially all of its net income (including any capital gains) to shareholders at least annually.

-     TAX CONSIDERATIONS

      The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation.

      TAXABILITY OF DISTRIBUTIONS. As long as the fund qualifies for treatment as a regulated investment company (which it has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.


      You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. Certain distributions of ordinary dividends to a non-corporate shareholder of the fund may qualify as "qualified dividend income", provided that they are so designated by the fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Those distributions will be taxed at reduced rates to the extent derived from "qualified dividend income" of the fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. income tax treaties. In addition, dividends that the fund receives in respect of stock of certain foreign corporations will be "qualified dividend income" if that stock is readily tradable on an established U.S. securities market. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.


      The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

      Fund distributions will reduce the fund's net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      The fund may be eligible to elect to "pass through" to you foreign income taxes that it pays. If the fund makes this election, you will be required to include your share of those taxes in gross income as a distribution from the fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations.

      If you are neither a citizen nor a resident of the U.S., the fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. The fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the U.S. Prospective investors should read the fund's Account Application for additional information regarding backup withholding of federal income tax.

      TAXIBILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

-     UNIQUE NATURE OF FUND

      MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the fund, and which may be managed by the fund's portfolio manager(s). While the fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

-     PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES

      The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

  IX     FINANCIAL HIGHLIGHTS


      The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The fund's independent auditors are Ernst & Young LLP.


      CLASS A SHARES

                                                                                    YEAR ENDED MAY 31,
                                                                         ----------------------------------------
                                                             2003           2002           2001           2000          1999
      -------------------------------------------------------------------------------------------------------------------------
      Per share data (for a share outstanding
       throughout each period):
      Net asset value -- beginning of period              $    14.22     $    15.48     $    19.19     $    15.16    $    17.78
                                                          ----------     ----------     ----------     ----------    ----------
      Income (loss) from investment
       operations# --
       Net investment income (loss)@                      $    (0.00)+   $    (0.04)    $    (0.08)    $     0.05    $     0.01
       Net realized and unrealized gain (loss)
        on investments and foreign currency                    (1.20)         (1.22)         (2.24)          3.98         (2.20)
                                                          ----------     ----------     ----------     ----------    ----------
          Total from investment operations                $    (1.20)    $    (1.26)    $    (2.32)    $     4.03    $    (2.19)
                                                          ----------     ----------     ----------     ----------    ----------
      Less distributions declared
       to shareholders --
       From net investment income                         $       --     $       --     $    (0.06)    $       --    $       --
       From net realized gain on investments
        and foreign currency transactions                         --             --          (1.32)            --         (0.43)
       In excess of net investment income                         --             --          (0.01)            --            --
                                                          ----------     ----------     ----------     ----------    ----------
          Total distributions declared
           to shareholders                                $       --     $       --     $    (1.39)    $       --    $    (0.43)
                                                          ----------     ----------     ----------     ----------    ----------
      Net asset value -- end of period                    $    13.02     $    14.22     $    15.48     $    19.19    $    15.16
                                                          ==========     ==========     ==========     ==========    ==========
      Total return++                                           (8.57)%        (8.07)%       (12.54)%        26.58%       (12.30)%
      Ratios (to average net assets)/
       Supplemental data@:
       Expenses##                                               2.16%          2.06%          2.01%          2.04%         2.01%
       Net investment income (loss)                            (0.03)%        (0.30)%        (0.47)%         0.31%         0.09%
      Portfolio turnover                                          87%           127%            84%           110%          100%
      Net assets at end of period (000 omitted)           $   42,544     $   42,084     $   49,797     $   60,133    $   43,678

----------
      @ The investment adviser contractually waived a portion of its management fee for the periods indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

            Net investment loss                  $ (0.01)   $(0.05)
            Ratios (to average net assets):
            Expenses##                              2.23%     2.13%
            Net investment loss                    (0.10)%   (0.37)%

      +  Per share amount was less than $0.01.
      #  Per share data are based on average shares outstanding.
      ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
      ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower

      CLASS B SHARES


                                                                                    YEAR ENDED MAY 31,
                                                                         ----------------------------------------
                                                             2003           2002           2001           2000          1999
      -------------------------------------------------------------------------------------------------------------------------
      Per share data (for a share outstanding
       throughout each period):
      Net asset value -- beginning of period              $    13.91     $    15.21     $    18.89     $    15.01     $    17.71
                                                          ----------     ----------     ----------     ----------     ----------
      Income (loss) from investment
       operations# --
       Net investment loss@                               $    (0.07)    $    (0.11)    $    (0.17)    $    (0.04)    $    (0.07)
       Net realized and unrealized gain (loss)
        on investments and foreign currency                    (1.18)         (1.19)         (2.19)          3.92          (2.20)
                                                          ----------     ----------     ----------     ----------     ----------
          Total from investment operations                $    (1.25)    $    (1.30)    $    (2.36)    $     3.88     $    (2.27)
                                                          ----------     ----------     ----------     ----------     ----------
      Less distributions declared to
       shareholders from net realized gain
       on investments and foreign currency
       transactions                                       $       --     $       --     $    (1.32)    $       --     $    (0.43)
                                                          ----------     ----------     ----------     ----------     ----------
      Net asset value -- end of period                    $    12.66     $    13.91     $    15.21     $    18.89     $    15.01
                                                          ==========     ==========     ==========     ==========     ==========
      Total return                                             (8.99)%        (8.55)%       (12.93)%        25.85%        (12.80)%
      Ratios (to average net assets)/
       Supplemental data@:
       Expenses##                                               2.66%          2.56%          2.51%          2.54%          2.51%
       Net investment loss                                     (0.55)%        (0.80)%        (0.97)%        (0.21)%        (0.42)%
      Portfolio turnover                                          87%           127%            84%           110%           100%
      Net assets at end of period
       (000 omitted)                                      $   29,341     $   37,337     $   44,600     $   53,764     $   41,959


----------
      @ The investment adviser contractually waived a portion of its management fee for the periods indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

            Net investment loss                  $ (0.07)   $ (0.12)
            Ratios (to average net assets):
            Expenses##                              2.73%      2.63%
            Net investment loss                    (0.62)%    (0.87)%

      #  Per share data are based on average shares outstanding.
      ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

      CLASS C SHARES

                                                                                    YEAR ENDED MAY 31,
                                                                         ----------------------------------------
                                                             2003           2002           2001           2000          1999
      -------------------------------------------------------------------------------------------------------------------------
      Per share data (for a share outstanding
       throughout each period):
      Net asset value -- beginning of period              $    13.81     $    15.10     $    18.79     $    14.93    $    17.62
                                                          ----------     ----------     ----------     ----------    ----------
      Income (loss) from investment
       operations# --
       Net investment income (loss)@                      $    (0.06)    $    (0.11)    $    (0.17)    $     0.01    $    (0.07)
       Net realized and unrealized
        gain (loss) on investments
        and foreign currency                                   (1.18)         (1.18)         (2.19)          3.85         (2.19)
                                                          ----------     ----------     ----------     ----------    ----------
          Total from
           investment operations                          $    (1.24)    $    (1.29)    $    (2.36)    $     3.86    $    (2.26)
                                                          ----------     ----------     ----------     ----------    ----------
      Less distributions declared to
       shareholders --
       From net investment income                         $       --     $       --     $    (0.01)    $       --    $       --
       From net realized gain
        on investments and
        foreign currency transactions                             --             --          (1.32)            --         (0.43)
      In excess of net
       investment income                                          --             --          (0.00)+           --            --
                                                          ----------     ----------     ----------     ----------    ----------
          Total distributions declared to
           shareholders                                   $       --     $       --     $    (1.33)    $       --    $    (0.43)
                                                          ----------     ----------     ----------     ----------    ----------
      Net asset value -- end of period                    $    12.57     $    13.81     $    15.10     $    18.79    $    14.93
                                                          ==========     ==========     ==========     ==========    ==========
      Total return                                             (8.98)%        (8.54)%       (12.98)%        25.94%       (12.87)%
      Ratios (to average net assets)/
       Supplemental data@:
        Expenses##                                              2.66%          2.56%          2.51%          2.54%         2.51%
        Net investment income (loss)                           (0.54)%        (0.80)%        (0.97)%         0.04%        (0.43)%
      Portfolio turnover                                          87%           127%            84%           110%          100%
      Net assets at end of period (000 omitted)           $    3,685     $    4,370     $    5,364     $    5,756    $    3,608

----------
      @ The investment adviser contractually waived a portion of its management fee for the periods indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

            Net investment loss                  $ (0.07)   $ (0.12)
            Ratios (to average net assets):
            Expenses##                              2.73%      2.63%
            Net investment loss                    (0.61)%    (0.87)%

      +  Per share amount was less than $0.01.
      #  Per share data are based on average shares outstanding.
      ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

APPENDIX A

-     INVESTMENT TECHNIQUES AND PRACTICES

      In pursuing its investment objective, the fund may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the fund's investment objectives. Investment techniques and practices which the fund will use or currently anticipates using are denoted by a check (/X/) mark. However the fund may not use all of these techniques and practices. Investment techniques and practices which the fund does not currently anticipate using but which the fund reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the fund are also described, together with these risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques are described, together with their risks, in the SAI.

      INVESTMENT TECHNIQUES/PRACTICES

                /X/ fund uses, or currently      -- permitted, but fund does not
                    anticipates using               currently anticipate using

       SYMBOLS
      ---------------------------------------------------------------------------------
         Debt Securities
         Asset-Backed Securities
           Collateralized Mortgage Obligations and Multiclass
              Pass-Through Securities                                             --
           Corporate Asset-Backed Securities                                      --
           Mortgage Pass-Through Securities                                       --
           Stripped Mortgage-Backed Securities                                    --
         Corporate Securities                                                     --
         Loans and Other Direct Indebtedness                                      --
         Lower Rated Bonds                                                        --
         Municipal Bonds                                                          --
         U.S. Government Securities                                              /X/
         Variable and Floating Rate Obligations                                   --
         Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds                 --
       Equity Securities                                                         /X/
       Foreign Securities Exposure
         Brady Bonds                                                              --
         Depositary Receipts                                                     /X/
         Dollar-Denominated Foreign Debt Securities                               --
         Emerging Markets                                                        /X/

                /X/ fund uses, or currently      -- permitted, but fund does not
                    anticipates using               currently anticipate using

       SYMBOLS
      ---------------------------------------------------------------------------------
         Foreign Securities                                                      /X/
       Forward Contracts                                                         /X/
       Futures Contracts                                                         /X/
       Indexed Securities                                                        /X/
       Inverse Floating Rate Obligations                                          --
       Investment in Other Investment Companies                                   --
         Open-End Funds                                                          /X/
         Closed-End Funds                                                        /X/
       Lending of Portfolio Securities                                           /X/
       Leveraging Transactions
         Bank Borrowings                                                          --
         Mortgage "Dollar-Roll" Transactions                                      --
         Reverse Repurchase Agreements                                            --
       Options
         Options on Foreign Currencies                                           /X/
         Options on Futures Contracts                                            /X/
         Options on Securities                                                   /X/
         Options on Stock Indices                                                /X/
         Reset Options                                                            --
         "Yield Curve" Options                                                   /X/
       Repurchase Agreements                                                     /X/
       Short Sales                                                               /X/
       Short Term Instruments                                                    /X/
       Swaps and Related Derivative Instruments                                  /X/
       Temporary Borrowings                                                      /X/
       Temporary Defensive Positions                                             /X/
       "When-issued" Securities                                                  /X/

MFS(R) INTERNATIONAL GROWTH FUND

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and the fund's investment strategy on the fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated October 1, 2003, provides more detailed information about the fund and is incorporated into this prospectus by reference.


YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY CONTACTING:

      MFS Service Center, Inc.
      2 Avenue de Lafayette
      Boston, MA 02111-1738
      Telephone: 1-800-225-2606
      Internet: http://www.mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

      Public Reference Room
      Securities and Exchange Commission
      Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address

      The fund's Investment Company Act file number is 811-4492

                         MFS(R) INTERNATIONAL VALUE FUND


   SUPPLEMENT DATED OCTOBER 1, 2003, AS AMENDED APRIL 1, 2004, TO THE CURRENT
                                   PROSPECTUS

This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated October 1, 2003, as amended April 1, 2004. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.


You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.

1.   RISK RETURN SUMMARY

     Performance Table. The "Performance Table" is intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. PLEASE NOTE THAT YOU WILL FIND PERFORMANCE RETURNS, AFTER THE DEDUCTION OF CERTAIN TAXES, FOR CLASS A SHARES OF THE FUND, TOGETHER WITH RETURNS OF ONE OR MORE BROAD MEASURES OF MARKET PERFORMANCE, IN THE PERFORMANCE TABLE OF THE PROSPECTUS. The table is supplemented as follows:


     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDING DECEMBER 31, 2003):



                                1 YEAR         5 YEARS        LIFE#
                                ------         -------        -----
        Class I shares          32.75%          3.64%         6.13%


----------
# The fund commenced investment operations on October 24, 1995 with the offering of class A and class B shares, and subsequently offered class I shares on January 2, 1997. Performance for class I shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to reflect that class I shares bear no sales charges, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in lower performance then class I shares would have experienced had they been offered for the entire period.

2.   EXPENSE SUMMARY

     EXPENSE TABLE. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:


                                                                                          CLASS I
                                                                                          -------
        Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
          of offering price)                                                               None
        Maximum Deferred Sales Charge (Load) (as a percentage of original purchase
          price or redemption proceeds, whichever is less)                                 None
        Maximum Redemption Fee (as a percentage of amount
          redeemed), if applicable (##)                                                    2.00%


     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (1):


           Management Fees                                                                  0.90%
           Distribution and Service (12b-1) Fees                                            None
           Other Expenses(1)                                                                0.69%
                                                                                           -----
           Total Annual Fund Operating Expenses                                             1.59%
                Fee Waiver(2)                                                              (0.29)%
                                                                                           -----
                Net Expenses(1)                                                             1.30%


----------

## A redemption fee of 2.00% may be charged on proceeds from redemptions and exchanges made within 30 calendar days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Shares - Other Considerations - Redemption Fee" in the fund's prospectus.

(1) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses." Had these fee reductions been taken into account, "Net Expenses" would have been lower.

(2) MFS has contractually agreed to bear the fund's expenses such that "Other Expenses" (after taking into account any expense offset and directed brokerage arrangements described above) do not exceed 0.40% annually. This contractual fee arrangement will continue until at least October 1, 2004, unless earlier terminated or modified with the consent of the board of trustees which oversees the fund.


  EXAMPLE OF EXPENSES

        The "Example of Expenses" table is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The table is supplemented as follows:


        SHARE CLASS           YEAR 1        YEAR 3        YEAR 5       YEAR 10
        -----------           ------        ------        ------       -------
        Class I shares        $  132        $  474        $  838       $ 1,865


3.   DESCRIPTION OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible investors may purchase class I shares:

     - certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates;

     - any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds;

     -  any retirement plan, endowment or foundation which:

        - has, at the time of purchase of class I shares, aggregate assets of at least $100 million, and

        - invests at least $10 million in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount).

     MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time, and may make other exceptions in its sole discretion from time to time;

     - bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least $100,000 in class I shares of the fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds. MFD may accept purchases that do not meet these dollar qualification requirements if it believes, in its sole discretion, that these requirements will be met within a reasonable period of time. Additional investments may be made in any amount; and

     - certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.

In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above.

4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

5.   FINANCIAL HIGHLIGHTS

The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:

FINANCIAL STATEMENTS - CLASS I SHARES

FOR YEARS ENDED 5/31

CLASS I                                                       2003          2002          2001          2000          1999
                                                           ----------    ----------    ----------    ----------    ----------
Net asset value - beginning of period                      $    17.20    $    17.79    $    20.77    $    18.08    $    18.95
                                                           ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS#
   Net investment income*                                  $     0.10    $     0.12    $     0.06    $     0.44    $     0.07
   Net realized and unrealized gain (loss) on
      investments and foreign currency                          (0.85)        (0.61)        (1.86)   $     3.17    $    (0.60)
                                                           ----------    ----------    ----------    ----------    ----------
Total from investment operations                           $    (0.75)   $    (0.49)   $    (1.80)   $     3.61    $    (0.53)
                                                           ----------    ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS
   From net realized income                                $       --    $       --    $    (0.20)   $       --    $       --
   From net realized gain on investments and foreign
      currency transactions                                        --         (0.10)        (0.35)   $    (0.92)   $    (0.34)
   In excess of net investment income                              --            --         (0.16)           --            --
   In excess of net realized gain on investments and
      foreign currency transactions                                --            --         (0.47)           --            --
   From paid-in capital                                            --         (0.00)+          --            --            --
                                                           ----------    ----------    ----------    ----------    ----------
Total distributions                                        $       --    $    (0.10)   $    (1.18)   $    (0.92)   $    (0.34)
                                                           ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                             $    16.45    $    17.20    $    17.79    $    20.77    $    18.08
                                                           ----------    ----------    ----------    ----------    ----------
Total return (%)                                                (4.30)        (2.72)        (9.94)        20.19         (2.88)
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL
   DATA*:

Expenses##                                                       1.58          1.56          1.56          1.54          1.59
Net investment income                                            0.74          0.77          0.30          2.21          0.40
Portfolio turnover                                                 92            94           104            82            89
Net assets at end of period (000 Omitted)                  $      260    $      458    $       79    $       89    $       59

----------
* The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                      $     0.09    $     0.11    $     0.05            --            --
RATIOS (%) (TO AVERAGE NET ASSETS):
Expenses##                                                       1.66          1.64          1.61            --            --
Net investment income                                            0.66          0.69          0.25            --            --

+    Per share amount was less than $0.01
#    Per share data are based on average shares outstanding.

##   Ratios do not reflect fees paid indirectly.

    THE DATE OF THIS SUPPLEMENT IS OCTOBER 1, 2003, AS AMENDED APRIL 1, 2004.

Class A Shares
Class B Shares
Class C Shares

MFS(R)INTERNATIONAL VALUE FUND                                           10/1/03


                                                               AS AMENDED 4/1/04


This Prospectus describes the MFS(R)International Value Fund. The investment objective of the fund is to seek long-term growth of capital with a secondary objective to seek reasonable current income.


TABLE OF CONTENTS


RISK RETURN SUMMARY                               1

EXPENSE SUMMARY                                   6

CERTAIN INVESTMENT STRATEGIES AND RISKS           8

MANAGEMENT OF THE FUND                            9

DESCRIPTION OF SHARE CLASSES                     10

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES      13

INVESTOR SERVICES AND PROGRAMS                   21

OTHER INFORMATION                                23

FINANCIAL HIGHLIGHTS                             26

APPENDIX A-INVESTMENT TECHNIQUES AND PRACTICES  A-1



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

I    RISK RETURN SUMMARY

-  INVESTMENT OBJECTIVE

   The fund's investment objective is to seek long-term growth of capital with a secondary objective to seek reasonable current income. The fund's objectives may be changed without shareholder approval.

-  PRINCIPAL INVESTMENT POLICIES


   The fund invests, under normal market conditions, at least 65% of its net assets in equity securities of foreign (including emerging market) companies which Massachusetts Financial Services Company (referred to as MFS or the adviser) believes are undervalued in the market relative to their long term potential. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. The adviser considers a security's prospects for appreciation as well as its income producing potential in making its investment decision. While the fund may invest in companies of any size, the fund focuses on companies with larger market capitalizations. The equity securities of these companies may be undervalued because:


   -    they are temporarily out of favor in the market due to

        -  a decline in the market

        -  poor economic conditions

        - developments that have affected or may affect the issuer of the securities or the issuer's industry

   -    the market has overlooked them

   Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. Under normal market conditions, the fund invests in at least three different countries.

   MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis performed by the portfolio manager and MFS' large group of equity research analysts.

-  PRINCIPAL RISKS OF AN INVESTMENT

   The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objectives, that are not described here.

   The principal risks of investing in the fund are:

   - MARKET RISK: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

   - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The fund's investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

   - VALUE COMPANY RISK: Prices of value company securities held by the fund may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security. If anticipated events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of value securities may not rise as expected or may fall.

   - FOREIGN MARKETS RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

            - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

            - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

            - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

            - Foreign markets may be less liquid and more volatile than U.S. markets.

            - Foreign securities often trade in currencies other than the U.S. dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

   - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

   - CONCENTRATION RISK: The fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

   - LARGE CAP COMPANIES RISK: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund's value may not rise as much as the value of funds that emphasize smaller cap companies.

   - As with any mutual fund, you could lose money on your investment in the fund.

   AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-  BAR CHART AND PERFORMANCE TABLE

   The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows

   - how the fund's performance over time compares with that of one or more broad measures of market performance, and

   - for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

   The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

   BAR CHART

   The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

[CHART]

1996       2.62%
1997       5.53%
1998      20.26%
1999      17.55%
2000    -(4.08)%
2001   -(15.75)%
2002    -(6.95)%
2003      32.03%


   During the period shown in the bar chart, the highest quarterly return was 17.43% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (14.72)% (for the calendar quarter ended September 30, 2002).

PERFORMANCE TABLE


   This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:


   - after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares' Return After Taxes on Distributions"); and

   - after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares' Return After Taxes on Distributions and Sale of Class A Shares").

   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDED DECEMBER 31, 2003)



                                                             1 YEAR         5 YEARS         LIFE*
   RETURNS BEFORE TAXES
     Class B shares, With CDSC (Declining
       Over Six Years From the End of the
       Calendar Month of Purchase from
       4% to 0%)                                             27.38%          2.25%          5.21%
     Class C shares, With CDSC (1% for
       First Year From the End of the
       Calendar Month of Purchase)                           30.42%          2.60%          5.22%
     Class A shares, With Initial
       Sales Charge (5.75%)                                  24.43%          1.92%          4.97%

   RETURNS AFTER TAXES (CLASS A SHARES ONLY)
   Class A Shares' Return After Taxes on
     Distributions, With Initial Sales Charge (5.75%)        24.61%          1.48%          4.40%
   Class A Shares' Returns After Taxes on
     Distributions and Sale of Class A Shares,
     With Initial Sales Charge (5.75%)                       16.19%          1.52%          4.05%

   INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR
     FEES, EXPENSES OR TAXES)
     Morgan Stanley Capital International
       (MSCI) Europe, Australasia, Far East
       (EAFE) Index+**                                       39.17%          0.26%          4.35%
     Lipper International Fund Average++                     34.79%          1.35%          4.82%


----------

   * Life refers to the period from the commencement of the fund's investment operations, October 24, 1995 through December 31, 2003. Index and Lipper averages are from November 1, 1995.

   +    Source: Standard & Poor's Micropal, Inc.
   ** MSCI EAFE Index is a commonly used measure of the international stock market.
   ++ The Lipper International Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in the Lipper International Fund category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

   All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


   The fund commenced investment operations on October 24, 1995 with the offering of class A and class B shares and subsequently offered class C shares on July 1, 1996. Performance for class C shares includes the performance of the fund's class B shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Class C share performance generally would have been approximately the same as class B share performance had class C shares been offered for the entire period because the operating expenses attributable to class C and class B are approximately the same.

   Prior to November 30, 1998, Foreign & Colonial Management Ltd. ("FCM") and its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), managed certain assets of the fund. MFS assumed all portfolio management responsibilities from FCM and FCEM for the fund on November 30, 1998. Performance information for periods prior to November 30, 1998, reflects this former sub-investment advisory relationship.

II   EXPENSE SUMMARY

-  EXPENSE TABLE

   This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.

   SHAREHOLDER FEES (fees paid directly from your investment)


                                                         CLASS A            CLASS B         CLASS C
   Maximum Sales Charge (Load) Imposed on
   Purchases (as a percentage of offering price)             5.75%           0.00%           0.00%

   Maximum Deferred Sales Charge (Load)
   (as a percentage of original purchase price or
   redemption proceeds, whichever is less)              See Below(#)         4.00%           1.00%

   Maximum Redemption Fee (as a percentage
   of amount redeemed), if applicable(##)                    2.00%           2.00%           2.00%


   ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


   Management Fees                                           0.90%           0.90%           0.90%

   Distribution and Service (12b-1) Fees(1)                  0.35%           1.00%           1.00%

   Other Expenses(2)                                         0.69%           0.69%           0.69%

   Total Annual Fund Operating Expenses(2)                   1.94%           2.59%           2.59%

       Fee Reductions(3)                                    (0.29)%         (0.29)%         (0.29)%

       Net Expenses(2)                                       1.65%           2.30%           2.30%


----------

   (#) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months (CDSC will age one month on the last day of the month of purchase and each subsequent month).
   (##) A redemption fee of 2.00% may be charged on proceeds from redemptions and exchanges made within 30 calendar days after acquiring fund shares. The redemption fee will apply to class B shares with respect to purchases made on or after July 1, 2004. See "How to Purchase, Exchange and Redeem Shares - Other Considerations - Redemption Fee" below.
   (1) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser (referred to as distribution and service fees). The maximum distribution and service fees under the plan are: 0.35% annually for class A; and 1.00% annually for each of class B and class C shares.
   (2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would have been 1.64% for Class A and 2.29% for each of Class B and Class C.
   (3) MFS has contractually agreed to bear the fund's expenses such that "Other Expenses" (after taking into account the expense offset and brokerage arrangements described above) do not exceed 0.40% annually. This contractual fee arrangement will continue until at least October 1, 2004, unless earlier terminated or modified with the consent of the board of trustees which oversees the fund.

-  EXAMPLE OF EXPENSES

   THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

   The examples assume that:

   - You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

   - Your investment has a 5% return each year and dividends and other distributions are reinvested; and


   - The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any contractual fee reductions are in effect (see "Expense Summary - Expense Table" above).


   Although your actual costs may be higher or lower, under these assumptions your costs would be:


    SHARE CLASS                                 YEAR 1         YEAR 3         YEAR 5         YEAR 10
    ---------------------------------------------------------------------------------------------------
    Class A shares                             $    733       $  1,123       $  1,537       $  2,687
    Class B shares(1)
      Assuming redemption at end of period     $    633       $  1,078       $  1,549       $  2,745
      Assuming no redemption                   $    233       $    778       $  1,349       $  2,745
    Class C shares
      Assuming redemption at end of period     $    333       $    778       $  1,349       $  2,903
      Assuming no redemption                   $    233       $    778       $  1,349       $  2,903


----------
   (1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

III  CERTAIN INVESTMENT STRATEGIES AND RISKS

-  FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

   The fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the fund may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

-  TEMPORARY DEFENSIVE POLICIES

   In addition, the fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the fund invests defensively, it may not be able to pursue its investment objective. The fund's defensive investment position may not be effective in protecting its value.

-  ACTIVE OR FREQUENT TRADING

   The fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an IRA account). Frequent trading also increases transaction costs, which could detract from the fund's performance.

IV   MANAGEMENT OF THE FUND

-  INVESTMENT ADVISER


   Massachusetts Financial Services Company (referred to as MFS or the adviser) is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $140.3 billion as of December 31, 2003. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.


   MFS provides investment management and related administrative services and facilities to the fund, including portfolio management and trade execution.


   For the fiscal year ended May 31, 2003, the fund paid MFS an effective management fee rate equal to 0.90% of the fund's average daily net assets.

   Before January 1, 2004, the management fee paid by the fund was (based on average daily net assets): 0.975% of the first $500 million and 0.925% thereafter and MFS had agreed to reduce its management fee to (based on average daily net assets): 0.90% of the first $1 billion; 0.85% in excess of $1 billion and up to $2 billion; and 0.80% over $2 billion.

   Effective January 1, 2004, the Investment Advisory Agreement between MFS Series Trust X, on behalf of the fund, and MFS, was amended to reduce the management fee to an annual rate of (based on average daily net assets):
   0.90% of the first $1 billion; 0.80% in excess of $1 billion up to $2 billion; and 0.70% thereafter.

   Prior to November 30, 1998, Foreign & Colonial Management Ltd. ("FCM") and its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), managed certain assets of the fund. MFS assumed all portfolio management responsibilities from FCM and FCEM for the fund on November 30, 1998. Performance information for periods prior to November 30, 1998, reflects this former sub-investment advisory relationship.


-  PORTFOLIO MANAGER


   The fund is managed by Barnaby Wiener, a Senior Vice President of MFS, who has been the fund's portfolio manager since January 2003, and employed in the investment management area of MFS since 1998.


-  ADMINISTRATOR

   MFS provides the fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the fund for a portion of the costs it incurs in providing these services.

-  DISTRIBUTOR

   MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

-  SHAREHOLDER SERVICING AGENT

   MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the fund, for which it receives compensation from the fund.

V    DESCRIPTION OF SHARE CLASSES

   The fund offers class A, B and C shares through this prospectus. The fund also offers an additional class of shares, class I shares, which are made available through a separate prospectus supplement provided to investors eligible to purchase them.

-  SALES CHARGES


   You may be subject to an initial sales charge when you purchase, or a CDSC when you redeem, class A, B or C shares. These sales charges are described below. In certain circumstances, these sales charges are reduced or waived. These circumstances are described in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

   If you purchase your fund shares through a financial adviser (the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and Rule 12b-1 distribution and service fees, or otherwise from MFS or MFD. See the SAI for details.


-  CLASS A SHARES


   You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price), but in some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within 12 months (CDSC will age one month on the last day of the month of purchase and each subsequent month). Class A shares have annual distribution and service fees up to a maximum of 0.35% of net assets annually.


   PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:


                                                   SALES CHARGE* AS PERCENTAGE OF:
                                                   -------------------------------
                                                      OFFERING     NET AMOUNT
   AMOUNT OF PURCHASE                                   PRICE       INVESTED
   Less than $50,000                                      5.75%        6.10%
   $50,000 but less than $100,000                         4.75%        4.99%
   $100,000 but less than $250,000                        4.00%        4.17%
   $250,000 but less than $500,000                        2.95%        3.04%
   $500,000 but less than $1,000,000                      2.20%        2.25%
   $1,000,000 or more                                     None**       None**


----------
   * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
   **   A 1% CDSC will apply to such purchases, as discussed below.

   PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase (CDSC will age one month on the last day of the month of purchase and each subsequent month).


-  CLASS B SHARES

   You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years from the end of the calendar month of purchase, you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.

   The CDSC is imposed according to the following schedule:

                                                                CONTINGENT DEFERRED
     YEAR OF REDEMPTION AFTER PURCHASE                             SALES CHARGE
    ----------------------------------------------------------------------------------
     First                                                              4%
     Second                                                             4%
     Third                                                              3%
     Fourth                                                             3%
     Fifth                                                              2%
     Sixth                                                              1%
     Seventh and following                                              0%

   If you hold class B shares for approximately eight years, they will convert to class A shares of the fund. All class B shares you purchased through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B shares in your account convert to class A shares, a proportionate number of the class B shares in the sub-account will also convert to class A shares.

-  CLASS C SHARES

   You may purchase class C shares at net asset value without an initial sales charge, but if you redeem your shares within the first year from the end of the calendar month of purchase, you may be subject to a CDSC of 1.00%. Class C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C shares do not convert to any other class of shares of the fund.

-  CALCULATION OF CDSC

   As discussed above, certain investments in class A, B and C shares will be subject to a CDSC. Two different aging schedules apply to the calculation of the CDSC:
   - Purchases of class A shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

   - Purchases of class B and C shares, made on any day during a calendar month will age one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

   No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

   The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

-  DISTRIBUTION AND SERVICE FEES


   The fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of each class of shares, and the services provided to you by your financial adviser. These annual distribution and service fees may equal up to: 0.35% for class A shares (a 0.10% distribution fee and a 0.25% service fee); and 1.00% for each of class B and class C shares (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges.

-  FINANCIAL ADVISER SUPPORT PAYMENTS

   The financial adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution and service fees described above. In addition, MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to certain financial advisers who support the sale of fund shares in recognition of their marketing, transaction processing and/or administrative services support. This compensation is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus.

   MFD may make payments to key financial advisers who provide marketing support. In the case of any one financial adviser, marketing support payments, with certain limited exceptions, will not exceed the sum of 0.10% of that financial adviser's total sales of MFS' retail mutual funds, and 0.05% of the total assets of these funds attributable to that financial adviser, on an annual basis. In addition, financial advisers may offer MFS fund shares through specialized programs such as tax deferred retirement programs or qualified tuition programs. MFD may pay a portion of the administrative and marketing costs of a financial adviser relating to these programs. Payments for these arrangements may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to financial advisers.

   You can find further details in the SAI about the payments made by MFD and the services provided by your financial adviser. In addition, you can ask your financial adviser for information about any payments it receives from MFD and any services provided.

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VI   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

   You may purchase, exchange and redeem class A, B and C shares of the fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described in the next section under the caption "Investor Services and Programs."

-  HOW TO PURCHASE SHARES

   INITIAL PURCHASE. You can establish an account by having your financial adviser process your purchase. The minimum initial investment is generally $1,000 except for IRAs, for which the minimum initial investment is $250 per account. In the following circumstances, the minimum initial investment is only $50 per account:

   -    if you establish an automatic investment plan;

   -    if you establish an automatic exchange plan; or

   -    if you establish an account under either:

            - tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

            -   employer sponsored investment programs.


   You may not invest $1,000,000 or more in class C shares per transaction. Class C shares are not available for purchase by any retirement plan qualified under Section 401(A) or 403(B) of the Internal Revenue Code if the plan or its sponsor subscribes to certain recordkeeping services made available by MFSC, such as the MFS Corporate Plan Services 401(k) Plan.


   ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:

   -    send a check with the returnable portion of your statement;

   -    ask your financial adviser to purchase shares on your behalf;

   - wire additional investments through your bank (call MFSC first for instructions); or

   - authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $100,000). You must elect this privilege on your account application if you wish to use it.


   VERIFICATION OF IDENTITY. The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provided is correct. The fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed. Any applicable CDSC and/or redemption fee will be assessed.

-  HOW TO EXCHANGE SHARES


   EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial adviser process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC or redemption fee (if applicable), depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.


   Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges. In addition, class A and I shares may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of this fund's shares as disclosed in its prospectus).


   Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. In addition, the fund may impose a 2.00% redemption fee on exchanges made within 30 calendar days after acquiring fund shares. These limitations are described below under the caption "How to Purchase, Exchange and Redeem Shares - Other Considerations." You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.


-  HOW TO REDEEM SHARES

   You may redeem your shares either by having your financial adviser process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).


   Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared which may take up to 15 days from the purchase date. In addition, the fund may impose a 2.00% redemption fee on redemptions made within 30 calendar days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Shares - Other Considerations - Redemption Fee" below.

   REDEEMING DIRECTLY THROUGH MFSC


   - BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account. MFSC will request personal or other information from you and will generally record the calls. You must elect this privilege on your account application if you wish to use telephone redemptions. If you have elected this privilege, you will be responsible for losses that result from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify your identity.


   - BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.

   - ELECRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account by contacting MFSC via the Internet (MFS Access). You must elect this privilege on your account application and establish a personal identification number
        (PIN) on MFS Access to use this service.

   REDEEMING THROUGH YOUR FINANCIAL ADVISER. You can call your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

   SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, the fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements.

-  OTHER CONSIDERATIONS


   RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. The MFS funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial adviser. In the event that the MFS funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset value at the conclusion of the delay period.

   EXCHANGE LIMITATION POLICIES. The MFS funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

   LIMITATIONS ON EXCHANGE ACTIVITY. The MFS funds, through their agents, undertake to use their best efforts to exercise the funds' rights to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes

   - three exchanges (each exceeding $10,000 in value) out of an account in an MFS fund with a principal investment policy of investing in global, international, high yield bond or municipal bond securities, or

   - six exchanges (each exceeding $10,000 in value) out of any other MFS fund account,

   during a calendar year. These exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These exchange limits are subject to the MFS funds' ability to monitor exchange activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in multiple accounts under common ownership, control or influence.

   LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial advisers and cannot always know or reasonably detect excessive trading which may be facilitated by these financial advisers or by the use of omnibus account arrangements offered by these financial advisers to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial advisers such as brokers, retirement plans and variable insurance products. These arrangements often permit the financial adviser to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular shareholder(s) is not known to a fund.

   EXCESSIVE TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

   In addition, to the extent that the fund significantly invests in foreign securities traded on markets which may close prior to when the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the fund's valuation time. To the extent that the fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

   To the extent that the fund significantly invests in high yield bonds (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds which invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

   REDEMPTION FEE. The MFS international and global funds identified below charge a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

              MFS Emerging Markets Debt Fund
              MFS Emerging Markets Equity Fund
              MFS Global Equity Fund
              MFS Global Growth Fund
              MFS Global Total Return Fund
              MFS International Growth Fund
              MFS International Value Fund
              MFS International New Discovery Fund
              MFS Research International Fund

   For purchases made on or after May 3, 2004, the MFS high yield funds identified below will charge a 2% redemption fee (which will be retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

              MFS High Income Fund
              MFS Municipal High Income Fund
              MFS High Yield Opportunities Fund

   For purchases made on or after July 1, 2004 , the MFS small and mid-cap funds identified below will charge a 2% redemption fee (which will be retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

              MFS New Discovery Fund
              MFS New Endeavor Fund
              MFS Mid Cap Growth Fund
              MFS Mid Cap Value Fund

   For purchases made on or after July 1, 2004 , all remaining funds in the MFS Family of Funds, except for the MFS Cash Reserve Fund, MFS Money Market Fund and MFS Government Money Market Fund, will charge a 2% redemption fee (which will be retained by the fund) on proceeds from shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange).

   For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.

   UNTIL JULY 1, 2004, THE FUNDS' REDEMPTION FEE WILL NOT BE CHARGED ON THE FOLLOWING REDEMPTION TRANSACTIONS:

   1. redemptions of shares by omnibus accounts maintained by financial advisers, unless the funds have been informed that the account has the systematic capability of assessing the redemption fee at the participant or individual account level;

   2. redemptions of shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") and nonqualified plans), unless the plan has the systematic capability of assessing the redemption fee at the participant or individual account level;

   3. redemptions representing shares purchased, exchanged or redeemed by means of certain automated or pre-established purchase plans (including employer or payroll deduction plans), exchange plans or withdrawal plans and shares redeemed by the MFS Asset Allocation funds as part of their allocation and rebalancing program;

   4. redemptions requested within the redemption fee period following the shareholder's death;

   5. redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions;

   6. redemptions representing shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

   7. redemptions in cases where there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

   8. redemptions of class B, 529 and J share classes of the fund (if offered); or

   9. redemptions initiated by a fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of a fund).

   In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion and without giving advance notice to shareholders (provided that the redemption fee is imposed prospectively only).

   EFFECTIVE JULY 1, 2004, THE FUNDS' REDEMPTION FEE WILL NOT BE CHARGED ON THE FOLLOWING REDEMPTION TRANSACTIONS:

   1. redemptions of shares by omnibus accounts maintained by financial advisers, including shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") and nonqualified plans), unless the funds have been informed that the omnibus account or retirement plan has the systematic capability of assessing the redemption fee at the participant or individual account level;

   2. redemptions effectuated pursuant to an automatic non-discretionary rebalancing program and shares redeemed by the MFS Asset Allocation funds as part of their allocation and rebalancing program;

   3. redemptions requested within the redemption fee period following the death or disability occurring after purchase of any registered shareholder, beneficial owner or grantor of a living trust;

   4. redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions;

   5. redemptions representing shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

   6. redemptions representing loans and qualified hardship distributions from shares held through retirement plans for which MFS or one of its affiliates is responsible for providing participant recordkeeping services;

   7. redemptions in cases where there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

   8.   redemptions of class 529 and J shares of the fund (if offered); or

   9. redemptions initiated by a fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of a fund).

   In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion and without giving advance notice to shareholders (provided that the redemption fee is imposed prospectively only).

   These redemption fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time (which may address such topics as the documentation necessary for the funds to recognize a disability or qualified hardship, among others).

   The funds' intention is to assess the redemption fee in substantially all circumstances regardless of the type of account in which such shares are held. Systems limitations inhibit this goal from being immediately realized. The funds and their agents will encourage financial advisers that maintain omnibus accounts (including retirement plan administrators) for accounts that are exempt from the redemption fee pursuant to the terms above to modify their systems to facilitate the imposition of the redemption fee at the participant or individual account level. Until such time as financial adviser systems are modified, a significant percentage of a fund's shareholders may not be subject to the redemption fee.


   REINSTATEMENT PRIVILEGE. After you have redeemed shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption at the current net asset value (without an initial sales charge).


   For shareholders who exercise this privilege after redeeming class A or class C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class A or class C shares (as applicable) will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

   For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares, you may reinvest your redemption proceeds only into class A shares. The class A shares you purchase will not be subject to a front end sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

   IN-KIND DISTRIBUTIONS. The MFS funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The fund does not expect to make in-kind distributions. However, if it does, the fund will pay, during any 90-day period, your redemption proceeds in cash where the redemption is at or below either $250,000 or 1% of the fund's net assets, whichever is less.


   INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

VII  INVESTOR SERVICES AND PROGRAMS

   As a shareholder of the fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the fund is made through a retirement plan.

-  DISTRIBUTION OPTIONS

   The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:

   - Dividend and capital gain distributions reinvested in additional shares (THIS OPTION WILL BE ASSIGNED IF NO OTHER OPTION IS SPECIFIED);

   - Dividend distributions in cash; capital gain distributions reinvested in additional shares; or

   -    Dividend and capital gain distributions in cash.

   Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the distribution record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

-  PURCHASE AND REDEMPTION PROGRAMS


   For your convenience, the following purchase and redemption programs are made available to you with respect to class A, B and C shares, without extra charge. Additional information regarding these programs may be found in the SAI.


   AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the first business day of the month.


   AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in an MFS fund for shares of the same class of shares of other MFS funds. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made at net asset value without any sales charges or redemption fee (if applicable) and are excluded from the fund's exchange limitation policies. If you exchange shares out of the MFS Money

   Market Fund or MFS Government Money Market Fund, or if you exchange class A shares out of the MFS Cash Reserve Fund, into class A shares of any other MFS fund, you will pay the initial sales charge if you have not already paid this charge on these shares.


   REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

   DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of any MFS fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting a minimum of $50 of dividend and capital gain distributions from the same class of another MFS fund.


   LETTER OF INTENT (LOI). When you commit to invest a specific dollar amount in the MFS funds (including the MFS Fixed Fund) within a 13 month period, you will pay the same sales charge as if all shares had been purchased at one time. If you commit to invest $1 million or more under this program, the time period is extended to 36 months. If you do not purchase the committed amount within the time period, your account will be adjusted to reflect deduction of the higher initial sales charge level for the amount actually purchased. You or your financial adviser must inform the fund that the Letter of Intent is in effect each time shares are purchased.

   RIGHT OF ACCUMULATION. You will qualify for a lower sales charge on your purchases of class A shares when your new investment in class A shares, together with the current (offering price) value of all your holdings in the MFS funds (including the MFS Fixed Fund), reaches a reduced sales charge level. Accounts held in omnibus or group arrangements and certain other accounts may not be aggregated with your individually held accounts for purpose of the Right of Accumulation.

   You must provide MFSC (or your financial adviser must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

   SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments of at least $100. Each payment under this systematic withdrawal is funded through the redemption of your fund shares. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B and C shares for shares redeemed under this plan. For class A shares, there is no similar percentage limitation; however, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan. Shares redeemed under this plan will not be subject to a redemption fee (if applicable) if the shares represent purchases made prior to July 1, 2004; however, if the shares redeemed represent purchases made on or after July 1, 2004, the redemption fee (if applicable) will be assessed.

VIII OTHER INFORMATION

-  PRICING OF FUND SHARES


   The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, the fund values its assets at current market prices where current market prices are readily available, or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, the fund uses the most recent closing market prices where available from the markets on which they principally trade, unless the most recent closing market prices, in the fund's judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the fund's valuation time, such closing prices may not be reflective of current market prices and current market prices may not be readily available when the fund determines its net asset value, and therefore the fund may adjust closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time.

   You will receive the net asset value next calculated, after the deduction of applicable sales charges (and redemption fee, if applicable) and any required tax withholding, if your order is complete (has all required information) and:
   - MFSC receives your order by the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank); or

   - your financial adviser receives your order by the valuation time and transmits your order to MFSC.

   The fund may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.


-  DISTRIBUTIONS

   The fund intends to distribute substantially all of its net income (including any capital gains) to shareholders at least annually.

-  TAX CONSIDERATIONS

   The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation.

   TAXABILITY OF DISTRIBUTIONS. As long as the fund qualifies for treatment as a regulated investment company (which it has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.


   You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. Certain distributions of ordinary dividends to a non-corporate shareholder of the fund may qualify as "qualified dividend income", provided that they are so designated by the fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Those distributions will be taxed at reduced rates to the extent derived from "qualified dividend income" of the fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. income tax treaties. In addition, dividends that the fund receives in respect of stock of certain foreign corporations will be "qualified dividend income" if that stock is readily tradable on an established U.S. securities market. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.


   The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

   The fund may be eligible to elect to "pass through" to you foreign income taxes that it pays. If the fund makes this election, you will be required to include your share of those taxes in gross income as a distribution from the fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations.

   Fund distributions will reduce the fund's net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

   If you are neither a citizen nor a resident of the U.S., the fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. The fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the U.S. Prospective investors should read the fund's Account Application for additional information regarding backup withholding of federal income tax.

   TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

-  UNIQUE NATURE OF FUND

   MFS may serve as the investment adviser to other funds which have similar investment goals and principal investment policies and risks similar to those of the fund, and which may be managed by the fund's portfolio manager(s). While the fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

-  PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES

   The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

IX   FINANCIAL HIGHLIGHTS


   The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The fund's independent auditors are Ernst & Young LLP.

   CLASS A SHARES

                                                                            YEAR ENDED MAY 31,
                                                                   ------------------------------------
                                                   2003            2002             2001           2000            1999
   --------------------------------------------------------------------------------------------------------------------------
   Per share data (for a share outstanding
    throughout each year):
   Net asset value -- beginning of year          $   16.97       $   17.64       $   20.60       $   18.03       $   19.01
                                                 ---------       ---------       ---------       ---------       ---------
   Income from investment operations# --
    Net investment income (loss)^                $    0.08       $   (0.02)      $   (0.03)      $    0.32       $      --
    Net realized and unrealized gain (loss)
     on investments and foreign currency             (0.91)          (0.55)          (1.84)           3.17           (0.64)
                                                 ---------       ---------       ---------       ---------       ---------
       Total from investment operations          $   (0.83)      $   (0.57)      $   (1.87)      $    3.49       $   (0.64)
                                                 ---------       ---------       ---------       ---------       ---------
   Less distributions declared
     to shareholders --
    From net investment income                   $      --       $      --       $   (0.15)      $      --       $      --
    From net realized gain on investments
     and foreign currency transactions                  --           (0.10)          (0.35)          (0.92)          (0.34)
    In excess of net investment income                  --              --           (0.12)             --              --
    In excess of net realized gain on
     investments and foreign currency
     transactions                                       --              --           (0.47)             --              --
    From paid-in capital                                --       $   (0.00)+            --              --              --
                                                 ---------       ---------       ---------       ---------       ---------
       Total distributions declared
        to shareholders                          $      --       $   (0.10)      $   (1.09)      $   (0.92)      $   (0.34)
                                                 ---------       ---------       ---------       ---------       ---------
   Net asset value -- end of year                $   16.14       $   16.97       $   17.64       $   20.60       $   18.03
                                                 =========       =========       =========       =========       =========
   Total return++                                    (4.89)%         (3.20)%         (9.41)%         19.57%          (3.45)%
   Ratios (to average net assets)/
    Supplemental data^:
    Expenses##                                        2.08%           2.06%           2.08%           2.04%           2.11%
    Net investment income (loss)                      0.51%          (0.11)%         (0.17)%          1.63%           0.02%
   Portfolio turnover                                   92%             94%            104%             82%             89%
   Net assets at end of year (000 Omitted)       $  39,161       $  38,122       $  35,742       $  33,767       $  22,287

----------
   ^ The investment adviser contractually waived a portion of its fee for the years indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

            Net investment loss                  $    0.06       $   (0.03)      $   (0.04)
            Ratios (to average net assets):
            Expenses##                                2.16%           2.14%           2.13%
            Net investment loss                       0.43%          (0.19)%         (0.22)%

   #  Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
   ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
   +  Per share amount was less than $0.01.

   CLASS B SHARES

                                                                            YEAR ENDED MAY 31,
                                                                   ------------------------------------
                                                   2003            2002             2001           2000            1999
   --------------------------------------------------------------------------------------------------------------------------
   Per share data (for a share outstanding
    throughout each year):
   Net asset value -- beginning of year          $   16.65       $   17.39       $   20.34       $   17.89       $   18.96
                                                 ---------       ---------       ---------       ---------       ---------
   Income from investment operations# --
    Net investment income (loss)^                $    0.00+      $   (0.10)      $   (0.13)      $    0.20       $   (0.10)
    Net realized and unrealized gain (loss)
     on investments and foreign currency             (0.90)          (0.54)          (1.82)           3.17           (0.63)
                                                 ---------       ---------       ---------       ---------       ---------
       Total from investment operations          $   (0.90)      $   (0.64)      $   (1.95)      $    3.37       $   (0.73)
                                                 ---------       ---------       ---------       ---------       ---------
   Less distributions declared
     to shareholders --
    From net investment income                   $      --       $      --       $   (0.10)      $      --       $      --
    From net realized gain on investments
     and foreign currency transactions                  --           (0.10)          (0.35)          (0.92)          (0.34)
    In excess of net investment income                  --              --           (0.08)             --              --
    In excess of net realized gain on
     investments and foreign currency
     transactions                                       --              --           (0.47)             --              --
    From paid-in capital                                --           (0.00)+            --              --              --
                                                 ---------       ---------       ---------       ---------       ---------
       Total distributions declared
        to shareholders                          $      --       $   (0.10)      $   (1.00)      $   (0.92)      $   (0.34)
                                                 ---------       ---------       ---------       ---------       ---------
   Net asset value -- end of year                $   15.75       $   16.65       $   17.39       $   20.34       $   17.89
                                                 =========       =========       =========       =========       =========
   Total return                                      (5.41)%         (3.65)%         (9.92)%         18.97%          (3.89)%
   Ratios (to average net assets)/
    Supplemental data^:
    Expenses##                                        2.58%           2.56%           2.58%           2.53%           2.61%
    Net investment income (loss)                      0.02%          (0.60)%         (0.67)%          1.03%          (0.55)%
   Portfolio turnover                                   92%             94%            104%             82%             89%
   Net assets at end of year
    (000 Omitted)                                $  26,608       $  27,751       $  28.389       $  27,390       $  23,482

----------
   ^ The investment adviser contractually waived a portion of its fee for the years indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

            Net investment loss                  $   (0.01)      $   (0.11)      $   (0.14)
            Ratios (to average net assets):
            Expenses##                                2.66%           2.64%           2.63%
            Net investment loss                      (0.06)%         (0.68)%         (0.72)%

   #  Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
   +  Per share amount was less than $0.01.

   CLASS C SHARES

                                                                            YEAR ENDED MAY 31,
                                                                   ------------------------------------
                                                   2003            2002             2001           2000            1999
   --------------------------------------------------------------------------------------------------------------------------
   Per share data (for a share outstanding
    throughout each year):
   Net asset value -- beginning of period        $   16.44       $   17.17       $   20.15       $   17.74       $   18.80
                                                 ---------       ---------       ---------       ---------       ---------
   Income from investment operations# --
    Net investment income (loss)^                $    0.02       $   (0.10)      $   (0.11)      $    0.24       $   (0.09)
    Net realized and unrealized gain (loss)
     on investments and foreign currency             (0.91)          (0.53)          (1.82)           3.09           (0.63)
                                                 ---------       ---------       ---------       ---------       ---------
       Total from investment operations          $   (0.89)      $   (0.63)      $   (1.93)      $    3.33       $   (0.72)
                                                 ---------       ---------       ---------       ---------       ---------
   Less distributions declared
     to shareholders --
    From net investment income                   $      --       $      --       $   (0.12)      $      --       $      --
    From net realized gain on investments
     and foreign currency transactions                  --           (0.10)          (0.35)          (0.92)          (0.34)
    In excess of net investment income                  --              --           (0.11)             --              --
    In excess of net realized gain on
     investments and foreign currency
     transactions                                       --              --           (0.47)             --              --
    From paid-in capital                                --           (0.00)+            --              --              --
                                                 ---------       ---------       ---------       ---------       ---------
       Total distributions declared
        to shareholders                          $      --       $   (0.10)      $   (1.05)      $   (0.92)      $   (0.34)
                                                 ---------       ---------       ---------       ---------       ---------
   Net asset value -- end of year                $   15.55       $   16.44       $   17.17       $   20.15       $   17.74
                                                 =========       =========       =========       =========       =========
   Total return                                      (5.41)%         (3.64)%         (9.94)%         18.90%          (3.87)%
   Ratios (to average net assets)/
    Supplemental data:^
    Expenses##                                        2.58%           2.56%           2.60%           2.54%           2.59%
    Net investment income (loss)                      0.13%          (0.61)%         (0.60)%          1.24%          (0.49)%
   Portfolio turnover                                   92%             94%            104%             82%             89%
   Net assets at end of period
    (000 Omitted)                                $   8,248       $   6,573       $   6,784       $   5,035       $   2,545

----------
   ^ The investment adviser contractually waived a portion of its fee for the years indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

            Net investment loss                  $    0.01       $   (0.11)      $   (0.12)
            Ratios (to average net assets):
            Expenses##                                2.66%           2.64%           2.65%
            Net investment loss                       0.05%          (0.69)%         (0.65)%

   #  Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
   +  Per share amount was less than $0.01.

APPENDIX A

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective, the fund may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the fund's investment objectives. Investment techniques and practices which the fund will use or currently anticipates using are denoted by a check (/X/) mark. However the fund may not use all of these techniques and practices. Investment techniques and practices which the fund does not currently anticipate using but which the fund reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the fund are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

   INVESTMENT TECHNIQUES/PRACTICES

                  /X/ FUND USES, OR CURRENTLY    -- PERMITTED, BUT FUND DOES NOT
                      ANTICIPATES USING             CURRENTLY ANTICIPATE USING

     SYMBOLS
     ---------------------------------------------------------------------------
     Debt Securities
       Asset-Backed Securities
         Collateralized Mortgage Obligations and Multiclass
            Pass-Through Securities                                           --
         Corporate Asset-Backed Securities                                   /X/
         Mortgage Pass-Through Securities                                    /X/
         Stripped Mortgage-Backed Securities                                  --
       Corporate Securities                                                  /X/
       Loans and Other Direct Indebtedness                                   /X/
       Lower Rated Bonds                                                     /X/
       Municipal Bonds                                                       /X/
       U.S. Government Securities                                            /X/
       Variable and Floating Rate Obligations                                /X/
       Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds              /X/
     Equity Securities                                                       /X/
     Foreign Securities Exposure
       Brady Bonds                                                           /X/
       Depositary Receipts                                                   /X/
       Dollar-Denominated Foreign Debt Securities                            /X/
       Emerging Markets                                                      /X/
       Foreign Securities                                                    /X/
     Forward Contracts                                                       /X/
     Futures Contracts                                                       /X/

                  /X/ FUND USES, OR CURRENTLY    -- PERMITTED, BUT FUND DOES NOT
                      ANTICIPATES USING             CURRENTLY ANTICIPATE USING

     SYMBOLS
     ---------------------------------------------------------------------------
     Indexed Securities                                                      /X/
     Inverse Floating Rate Obligations                                        --
     Investment in Other Investment Companies
       Open-End                                                              /X/
       Closed-End                                                            /X/
     Lending of Portfolio Securities                                         /X/
     Leveraging Transactions
       Bank Borrowings                                                        --
       Mortgage "Dollar-Roll" Transactions                                   /X/
       Reverse Repurchase Agreements                                          --
     Options
       Options on Foreign Currencies                                         /X/
       Options on Futures Contracts                                          /X/
       Options on Securities                                                 /X/
       Options on Stock Indices                                              /X/
       Reset Options                                                         /X/
       "Yield Curve" Options                                                 /X/
     Repurchase Agreements                                                   /X/
     Short Sales                                                             /X/
     Short Term Instruments                                                  /X/
     Swaps and Related Derivative Instruments                                /X/
     Temporary Borrowings                                                    /X/
     Temporary Defensive Positions                                           /X/
     "When-issued" Securities                                                /X/

MFS(R) INTERNATIONAL VALUE FUND

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and the fund's investment strategy on the fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated October 1, 2003, provides more detailed information about the fund and is incorporated into this prospectus by reference.


YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY CONTACTING:

      MFS Service Center, Inc.
      2 Avenue de Lafayette
      Boston, MA 02111-1738
      Telephone: 1-800-225-2606
      Internet: http://www.mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

      Public Reference Room
      Securities and Exchange Commission
      Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Databases on the Commission's Internet website at http://www.sec.gov, AND copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

      The fund's Investment Company Act file number is 811-4492